                                                                    Exhibit 10.7





     FIFTH AMENDMENT dated as of September 22, 1999 (this "Amendment"), to the
                                                           ---------
Credit Agreement, dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TRITON PCS,
                                           ----------------
INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation organized under the laws
---------
of the State of Delaware ("Holdings"), the several banks and other financial
                           --------
institutions and entities from time to time parties thereto (the "Lenders"), and
                                                                  -------
THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent")
                                                        --------------------
for the Lenders.


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;

     WHEREAS the Borrower has requested the Lenders (i) to make available credit facilities to finance capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs and (ii) to amend and restate the Credit Agreement as provided herein; and

     WHEREAS the Lenders are willing to make the requested credit facilities available and amend and restate the Credit Agreement on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:


     1.  Defined Terms.  Capitalized terms used and not defined herein shall
         --------------
have the meanings given to them in the Credit Agreement, as amended hereby.

     2.  Amendment to the Credit Agreement.  The Credit Agreement is hereby
         ----------------------------------
amended and restated in its entirety in the form of Exhibit A attached hereto.

     3.  No Other Amendments, Waivers or Consents; Confirmation.  Except as
         -------------------------------------------------------
expressly amended, waived,
modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     4.  Representations and Warranties.  Each of  Borrower and Holdings hereby
         -------------------------------
represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

     (a) After giving pro forma effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     (b) The execution, delivery and performance by each of the Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

     (c) After giving pro forma effect to this Amendment, all representations and warranties of the Borrower and Holdings contained in the Credit Agreement (other than representations or warranties expressly made only on and as of an earlier date) are true and correct in all material respects as of the date hereof.

     5.  Effectiveness.  This Amendment shall become effective only upon the
         --------------
satisfaction in full of the following conditions precedent:

     (a) The Administrative Agent (or its counsel) shall have received from the Required Lenders under the Original Credit Agreement and each Tranche C Lender either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

     (b) The Administrative Agent shall have received such written opinion or opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) from counsel for the Borrower as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

     (c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Borrower and each Subsidiary Loan Party dated the Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, operating agreement or partnership agreement of such Loan Party as in effect on the Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body), members or partners of the Borrower and each Subsidiary Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer or partner of the Borrower (or its general partner) and any Subsidiary Loan Party executing any Loan Document on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and (iii) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

     (d) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of
     Section 4.02 of the Credit Agreement.

     (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including (i) for the account of each Lender under the Original Credit Agreement that signs this Amendment, an amendment fee equal to 0.25% of the aggregate amount of the outstanding Loans and unused Commitments of such Lender under the Original Credit Agreement and (ii) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

     (f) The Administrative Agent shall have received from the Borrower conformed copies, certified and true and complete, of the Tower Sale Asset Purchase Agreement and the Tower Sale Asset Purchase Agreement shall have been duly executed and delivered on behalf of each party thereto, shall have been duly authorized thereby, and shall constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law); and the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer as to the accuracy of the foregoing.

     (g) Each of the parties thereto shall have executed and delivered to the Administrative Agent consents to assignment ("Consents to Assignment") to the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Tower Sale Asset Purchase Agreement.

     (h) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained, and all applicable waiting periods and appeal periods shall have expired.

     (i) There shall have been no material adverse change in the business, assets, results of operations, properties, prospects or financial condition of the Borrower and the Subsidiaries, taken as a whole, or of Holdings since December 31, 1998.

     (j) Holdings and the Borrower shall be in Pro Forma Compliance.


     6.  Expenses.  The Borrower agrees to reimburse the Administrative Agent
         ---------
for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     7.  Governing Law; Counterparts.  (a) This Amendment and the rights and
         ----------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TRITON PCS, INC.,

                                                by /s/ Daniel E. Hopkins
                                                  -----------------------
                                                  Name: Daniel E. Hopkins
                                                  Title: Vice President of
                                                         Finance and Treasurer

                                TRITON PCS HOLDINGS, INC.,

                                                   by
                                                      ----------------------
                                                      Name:
                                                      Title:


                                TRITON MANAGEMENT COMPANY, INC.,

                                                   by
                                                      ----------------------
                                                      Name:
                                                      Title:


                                TRITON PCS HOLDINGS COMPANY L.L.C.,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by
                                                      ----------------------
                                                      Name:
                                                      Title:



                                TRITON PCS INVESTMENT COMPANY L.L.C.,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by
                                                      ----------------------
                                                      Name:
                                                      Title:


                                TRITON PCS OPERATING COMPANY L.L.C,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by
                                                      ----------------------
                                                      Name:
                                                      Title:

                                TRITON PCS LICENSE COMPANY L.L.C.,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by /s/ Daniel E. Hopkins
                                                      ----------------------
                                                      Name: Daniel E. Hopkins
                                                      Title: Vice President of
                                                           Finance and Treasurer

                                TRITON PCS PROPERTY COMPANY L.L.C.,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by /s/ Daniel E. Hopkins
                                                      ----------------------
                                                      Name: Daniel E. Hopkins
                                                      Title: Vice President of
                                                           Finance and Treasurer

                                TRITON PCS EQUIPMENT COMPANY L.L.C.,
                                by TRITON MANAGEMENT COMPANY, INC., its manager,

                                                   by /s/ Daniel E. Hopkins
                                                      ----------------------
                                                      Name: Daniel E. Hopkins
                                                      Title: Vice President of
                                                           Finance and Treasurer

                                THE CHASE MANHATTAN BANK,
                                individually and as Administrative
                                Agent,

                                                   by /s/ Tracey Navin Ewing
                                                      ----------------------
                                                      Name: Tracey Navin Ewing
                                                      Title: Vice President


                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                                   by /s/ Gery M. Sampere
                                                      ----------------------

                                                      Name: Gere M. Sampere
                                                      Title: Vice President



                                TORONTO DOMINION BANK (TEXAS),

                                                   by /s/ Azar S. Azarpour
                                                      ----------------------
                                                      Name: Azar S. Azarpour
                                                      Title: Vice President



                                ABN AMRO BANK N.V.,

                                                   by /s/ Frances O'R. Logan
                                                      ----------------------
                                                      Name: Frances O'R. Logan
                                                      Title: Group Vice
                                                           President

                                                   by /s/ Ann Schwalbenberg
                                                      ----------------------
                                                      Name: Ann Schwalbenberg
                                                      Title: Vice President

                                BALANCED HIGH-YIELD FUND I LTD.,
                                by BHF (USA) CAPITAL CORPORATION
                                acting as Attorney-in-fact,


                                                   by /s/ Michael Pellerite
                                                      ----------------------
                                                      Name: Michael Pellerite
                                                      Title:Assistant Vice
                                                           President

                                                   by /s/ Anthony Heyman
                                                      ----------------------
                                                      Name: Anthony Heyman
                                                      Title: Assistant Vice
                                                           President


                                BANKBOSTON, N.A.,

                                                   by /s/ Daniel P. Gilbert
                                                      ----------------------
                                                      Name: Daniel P. Gilbert
                                                      Title: Vice President

                                BANK OF HAWAII,

                                                   by /s/ Eric N. Pelletier
                                                      ----------------------
                                                      Name: Eric N. Pelletier
                                                      Title: Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                                   by /s/ Glenn B. Eckert
                                                      ----------------------
                                                      Name: Glenn B. Eckert
                                                      Title: Vice President


                                THE BANK OF NEW YORK,

                                                   by /s/ Brendan T. Nedzi
                                                      ----------------------
                                                      Name: Brendan T. Nedzi
                                                      Title: Senior Vice
                                                           President


                                THE BANK OF NOVA SCOTIA,

                                                   by /s/ Vincent J. Fitzgerald
                                                      ----------------------
                                                     Name: Vincent J. Fitzgerald
                                                     Title: Authorized Signatory


                                BARCLAYS BANK PLC,

                                                   by /s/ Daniele Iacovone
                                                      ----------------------
                                                      Name: Daniele Iacovone
                                                      Title: Associate Director

                                BAYERISCHE HYPO- UND VEREINSBANK
                                AG, NEW YORK BRANCH,

                                                   by /s/ Andrew G. Mathews
                                                      ----------------------
                                                      Name:  Andrew G. Mathews
                                                      Title: Managing Director

                                                   by /s/ Eric A. Muth
                                                      ----------------------
                                                      Name:  Eric A. Muth
                                                      Title: Associate Director


                                BHF (USA) CAPITAL CORPORATION,

                                                   by /s/ Michael Pellerite
                                                      ----------------------
                                                      Name:  Michael Pellerite
                                                      Title: Assistant Vice
                                                             President

                                                   by /s/ Anthony Heyman
                                                      ----------------------
                                                      Name:  Anthony Heyman
                                                      Title: Assistant Vice
                                                             President


                                CIBC INC.,

                                                   by /s/ Laura Horn
                                                      ----------------------
                                                      Name:  Laura Horn
                                                      Title: Executive Director,
                                                             CIBC World
                                                             Markets Corp.
                                                             As Agent

                                THE CIT GROUP/EQUIPMENT FINANCING, INC.,

                                                   by /s/ J.E. Palmer
                                                      ----------------------
                                                      Name:  J.E. Palmer
                                                      Title: Assistant Vice
                                                             President

                                CREDIT LYONNAIS, NEW YORK BRANCH,

                                                   by /s/ Mark D. Thorsheim
                                                      ----------------------
                                                      Name:  Mark D. Thorsheim
                                                      Title: Vice President


                                CRESTAR BANK,

                                                   by /s/ J. Eric Millham
                                                      ----------------------
                                                      Name:  J. Eric Millham
                                                      Title: Vice President


                                DE NATIONALE INVESTERINGSBANK N.V.,

                                                   by /s/ Henk L. Huizing
                                                      ----------------------
                                                      Name:  Henk L. Huizing
                                                      Title: Senior Vice
                                                             President

                                                   by /s/ C. Mulder
                                                      ----------------------
                                                      Name:  C. Mulder
                                                      Title: Legal Counsel


                                FIRST UNION NATIONAL BANK,

                                                   by /s/ Jon W. Peterson
                                                      ----------------------
                                                      Name:  Jon W. Peterson
                                                      Title: Vice President


                                THE FUJI BANK, LIMITED
                                New York Branch,

                                                   by /s/ Teiji Teramoto
                                                      ----------------------
                                                      Name:  Teiji Teramoto
                                                      Title: Vice President and
                                                             Manager

                                GENERAL ELECTRIC CAPITAL CORPORATION,

                                                   by /s/ Mark F. Mylon
                                                      ----------------------
                                                      Name:  Mark F. Mylon
                                                      Title: Manager-Operations


                                LEHMAN COMMERCIAL PAPER, INC.,

                                                   by /s/ Michele Swanson
                                                      ----------------------
                                                      Name:  Michele Swanson
                                                      Title: Authorized
                                                             Signatory

                                MERITA BANK PLC,

                                                   by /s/ Charles J. Lansown
                                                      ----------------------
                                                      Name:  Charles J. Lansown
                                                      Title: Senior Vice
                                                             President

                                                   by /s/ Joseph A. Ciccolini
                                                      ----------------------
                                                      Name:  Joseph A. Ciccolini
                                                      Title: Assistant Vice
                                                             President


                                MOUNTAIN CAPITAL CLO I, LTD.,

                                                   by /s/ J. Geoff Kirby
                                                      ----------------------
                                                      Name:  J. Geoff Kirby
                                                      Title: Director


                                PNC BANK, NATIONAL ASSOCIATION,

                                                   by /s/ John T. Wilden
                                                      ----------------------
                                                      Name:  John T. Wilden
                                                      Title: Vice President

                                COOPERATIEVE CENTRALE
                                RAIFFEISEN-BOERENLEENBANK B.A.,
                                "RABOBANK INTERNATIONAL",
                                New York Branch,

                                                   by /s/ Michiel Vandervoort
                                                      ----------------------
                                                      Name:  Michiel Vandervoort
                                                      Title: Vice President

                                                   by /s/ Pieter Koddle
                                                      ----------------------
                                                      Name:  Pieter Koddle
                                                      Title: Senior Vice
                                                             President

                                UNION BANK OF CALIFORNIA, N.A.,

                                                   by /s/ Seth Yakatan
                                                      ----------------------
                                                      Name:  Seth Yakatan
                                                      Title: Assistant Vice
                                                             President


                                U.S. BANK NATIONAL ASSOCIATION,

                                                   by /s/ Andy McDonald
                                                      ----------------------
                                                      Name:  Andy McDonald
                                                      Title: Senior Vice
                                                             President


                                VAN KAMPEN PRIME RATE INCOME TRUST,

                                                   by /s/ Dennis J. McDonnell
                                                      ----------------------
                                                      Name:  Dennis J. McDonnell
                                                      Title: President

                                VAN KAMPEN CLO II, LIMITED,
                                By: Van Kampen Management Inc., as
                                Collateral Manager

                                                   by /s/ Dennis J. McDonnell
                                                      ----------------------
                                                      Name:  Dennis J. McDonnell
                                                      Title: President


                                VAN KAMPEN SENIOR INCOME TRUST,

                                                   by /s/ Dennis J. McDonnell
                                                      ----------------------
                                                      Name:  Dennis J. McDonnell
                                                      Title: President


                                ELC (CAYMAN) LTD. 1999-II

                                                   by /s/ E.A. Kratzman III
                                                      ----------------------
                                                      Name:  E.A. Kratzman III
                                                      Title: Managing Director

                                                                       Exhibit A

================================================================================

                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


                                  dated as of


                               February 3, 1998

                         as amended and restated as of

                              September 22, 1999

                                     among

                               TRITON PCS, INC.

                           TRITON PCS HOLDINGS, INC.

                           The Lenders Party Hereto


                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent,


                            CHASE SECURITIES INC.,
                  as Sole Book Manager and Co-Lead Arranger,


                    TORONTO DOMINION SECURITIES (USA) INC.,
                as Co-Lead Arranger and Syndication Agent, and


                         J. P. MORGAN SECURITIES INC.
                            as Documentation Agent

                          ___________________________


================================================================================

                               TABLE OF CONTENTS



                                                            Page

                                   ARTICLE I

                                  Definitions
                                  -----------
SECTION 1.01.  Defined Terms............................     1
SECTION 1.02.  Classification of Loans and Borrowings...    42
SECTION 1.03.  Terms Generally..........................    42
SECTION 1.04.  Accounting Terms; GAAP...................    42


                                  ARTICLE II

                                  The Credits
                                 ------------
SECTION 2.01.  Commitments..............................    43
SECTION 2.02.  Loans and Borrowings.....................    44
SECTION 2.03.  Requests for Borrowings..................    45
SECTION 2.04.  Funding of Borrowings....................    46
SECTION 2.05.  Interest Elections.......................    47
SECTION 2.06.  Termination and Optional Reduction of
                Commitments.............................    48
SECTION 2.07.  Repayment of Loans; Evidence of Debt.....    49
SECTION 2.08.  Automatic Revolving Commitment
                Reductions; Amortization of Term Loans..    50
SECTION 2.09.  Prepayment of Loans......................    52
SECTION 2.10.  Fees.....................................    55
SECTION 2.11.  Interest.................................    56
SECTION 2.12.  Alternate Rate of Interest...............    57
SECTION 2.13.  Increased Costs..........................    58
SECTION 2.14.  Break Funding Payments...................    59
SECTION 2.15.  Taxes....................................    60
SECTION 2.16.  Payments Generally; Pro Rata Treatment;
                Sharing of Setoffs......................    62
SECTION 2.17.  Mitigation Obligations; Replacement of
                Lenders.................................    64
SECTION 2.18.  Letters of Credit........................    65
SECTION 2.19.  Incremental Term Loans...................    71
SECTION 2.20.  Swingline Loans..........................    72

                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

SECTION 3.01.  Organization; Powers.......................   73
SECTION 3.02.  Authorization; Enforceability..............   73
SECTION 3.03.  Governmental Approvals; No Conflicts.......   73
SECTION 3.04.  Financial Condition; No Material
                Adverse Change............................   74
SECTION 3.05.  Properties.................................   75
SECTION 3.06.  Litigation and Environmental Matters.......   75
SECTION 3.07.  Compliance with Laws and Agreements........   76
SECTION 3.08.  Investment and Holding Company Status......   76
SECTION 3.09.  Taxes......................................   76
SECTION 3.10.  ERISA......................................   77
SECTION 3.11.  Disclosure.................................   77
SECTION 3.12.  Subsidiaries; Parents......................   77
SECTION 3.13.  Absence of Non-Permitted Obligations.......   78
SECTION 3.14.  Licenses...................................   79
SECTION 3.15.  No Burdensome Restrictions.................   79
SECTION 3.16.  [Intentionally Omitted]....................   79
SECTION 3.17.  Flood Insurance............................   79
SECTION 3.18.  Insurance..................................   79
SECTION 3.19.  Labor Matters..............................   79
SECTION 3.20.  Solvency...................................   80
SECTION 3.21.  FCC Compliance.............................   80
SECTION 3.22.  Security Documents.........................   81
SECTION 3.23.  Copyrights, Trademarks, etc................   82
SECTION 3.24.  Federal Regulations........................   82
SECTION 3.25.  Assets and Business of Holdings............   82
SECTION 3.26.  Year 2000..................................   83

                                  ARTICLE IV

                                  Conditions
                                  ----------

SECTION 4.01.  Effective Date.............................   83
SECTION 4.02.  Each Credit Event..........................   90


                                   ARTICLE V

                             Affirmative Covenants
                            -----------------------

SECTION 5.01.  Financial Statements and Other
                Information...............................   91
SECTION 5.02.  Notices of Material Events.................   94
SECTION 5.03.  Information Regarding Collateral...........   94
SECTION 5.04.  Existence; Conduct of Business.............   95
SECTION 5.05.  Payment of Obligations.....................   95

SECTION 5.06.  Maintenance of Properties..................   96
SECTION 5.07.  Insurance..................................   96
SECTION 5.08.  Casualty and Condemnation..................   96
SECTION 5.09.  Books and Records; Inspection and
                Audit Rights..............................   97
SECTION 5.10.  Compliance with Laws.......................   97
SECTION 5.11.  Use of Proceeds............................   97
SECTION 5.12.  Additional Subsidiaries....................   97
SECTION 5.13.  Further Assurances.........................   98
SECTION 5.14.  Interest Rate Protection...................   99
SECTION 5.15.  License Drop Down..........................  100
SECTION 5.16.  Business of Holdings; Immediate
                Contributions to the Borrower.............  100
SECTION 5.17.  Execution of Other Agreements..............  100
SECTION 5.18.  Notification of Acquisition of
                Additional Licenses.......................  100


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

SECTION 6.01.  Indebtedness; Certain Equity Securities....  101
SECTION 6.02.  Liens......................................  103
SECTION 6.03.  Sale and Lease-Back Transactions...........  105
SECTION 6.04.  Fundamental Changes........................  105
SECTION 6.05.  Investments, Loans, Advances, Guarantees
                and Acquisitions..........................  105
SECTION 6.06.  Asset Sales................................  108
SECTION 6.07.  Hedging Agreements.........................  108
SECTION 6.08.  Restricted Payments; Certain Payments
                of Indebtedness...........................  109
SECTION 6.09.  Transactions with Affiliates...............  110
SECTION 6.10.  Restrictive Agreements.....................  110
SECTION 6.11.  Amendment of Material Documents............  111
SECTION 6.12.  Financial Covenants........................  111
SECTION 6.13.  Liabilities of Special Purpose
                Subsidiaries..............................  115

                                  ARTICLE VII

                               Events of Default
                               -----------------


                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

                                  ARTICLE IX

                                 Miscellaneous
                                ---------------
SECTION 9.01.  Notices..................................    123
SECTION 9.02.  Waivers; Amendments......................    124
SECTION 9.03.  Expenses; Indemnity; Damage Waiver.......    126
SECTION 9.04.  Successors and Assigns...................    128
SECTION 9.05.  Survival.................................    131
SECTION 9.06.  Counterparts; Integration;
                Effectiveness...........................    131
SECTION 9.07.  Severability.............................    132
SECTION 9.08.  Right of Setoff..........................    132
SECTION 9.09.  Governing Law; Jurisdiction; Consent to
                Service of Process......................    132
SECTION 9.10.  WAIVER OF JURY TRIAL.....................    133
SECTION 9.11.  Headings.................................    134
SECTION 9.12.  Confidentiality..........................    134

SCHEDULES:
---------

Schedule 2.01 -- Commitments
Schedule 3.05 -- Real Property
Schedule 3.06 -- Litigation and Environmental Matters
Schedule 3.14 -- Network Area
Schedule 3.22 -- Mortgaged Property
Schedule 5.01(i)-- Revenue and System Build Information
Schedule 6.02 -- Existing Liens
Schedule 6.10 -- Existing Restrictions


EXHIBITS:
--------

Exhibit A   -- Form of Assignment and Acceptance
Exhibit B   -- Form of Opinion of Borrower's Counsel
Exhibit C   -- Form of Guarantee Agreement
Exhibit D   -- Form of Pledge Agreement
Exhibit E   -- Form of Security Agreement
Exhibit F   -- Form of Indemnity, Subrogation and
                 Contribution Agreement
Exhibit G   -- Form of AW License Exchange and Acquisition
                 Agreement

                    AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement")
               dated as of February 3, 1998, as amended and restated as of September 22, 1999 among TRITON PCS, INC., a Delaware corporation (the "Borrower"), TRITON PCS HOLDINGS, INC. ("Holdings"), the LENDERS (as defined in Article I) party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.


          WHEREAS the Borrower intends to construct and operate the Network (as defined in Article I);

          WHEREAS the Borrower has requested the Lenders (i) to make available credit facilities to finance capital expenditures related to the construction of the Network, the acquisition of Related Businesses, working capital needs of the Borrower and subscriber acquisition costs and (ii) to amend and restate the Original Credit Agreement (as defined in Article I) as provided herein; and

          WHEREAS the Lenders are willing to make the requested credit facilities available and amend and restate the Original Credit Agreement on the terms and subject to the conditions set forth in this Agreement;


          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth below, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------



          SECTION 1.01.  Defined Terms.  As used in this Agreement, the
                         --------------
following terms have the meanings specified below:

          "ABC" means ABC Wireless, L.L.C., a Delaware limited liability
           ---
company.

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Additional Lender" shall have the meaning assigned thereto in Section
           -----------------
2.19.

          "Additional Capital Contributions" means (i) the issuance by Holdings
           --------------------------------
of $50,000,000 of Common Stock or Series C or D Preferred Stock to Holdings' existing investors or other investors reasonably acceptable to the Administrative Agent and (ii) the issuance by Holdings of $25,000,000 of Common Stock, Series E Preferred Stock or Deeply Subordinated Debt to a Qualified Vendor or other investors reasonably acceptable to the Administrative Agent, in each case for cash pursuant to the Additional Capital Contribution Commitments.

          "Additional Capital Contribution Commitments" means unconditional,
           -------------------------------------------
irrevocable commitments from Holdings' existing investors, a Qualified Vendor or other investors reasonably acceptable to the Administrative Agent to purchase additional shares of Common Stock or Series C, D or E Preferred Stock or Deeply Subordinated Debt for cash in an aggregate amount of $75,000,000, the proceeds of which will, on receipt by Holdings, be immediately contributed to the Borrower; provided, however, that the Additional Capital Contribution
          --------  -------
Commitments may be terminable upon receipt by the Borrower of $75,000,000 of Net Proceeds from an initial public offering of equity securities of Holdings.

          "Adjusted EBITDA" means for any fiscal period, the sum of (a)
           ---------------
Consolidated EBITDA for such period plus (b) the aggregate amount deducted in
                                    ----
determining Consolidated Net Income for such period in respect of sales, marketing and advertising expenses and consumer-related equipment subsidy expenses.

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means The Chase Manhattan Bank, in its capacity
           --------------------
as administrative agent for the Lenders hereunder.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in the form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified and with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Aggregate Service Revenue" means for any period, total revenues less
           -------------------------
revenues from equipment sales of the Borrower and the Subsidiaries.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Amendment Execution Date" means September 22, 1999, the date of
           -------------------------
execution of the amendment (the "Amendment") to the Original Credit Agreement that amends and restates such agreement.

          "Amendment Effective Date" means the date on which the conditions
           ------------------------
specified in Section 5 of the Amendment are satisfied (or waived).

          "Annualized Adjusted EBITDA" means for the period ending on the last
           ---------------------------
day of any fiscal quarter, the product of (a) Adjusted EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

          "Annualized EBITDA" means for the period ending on the last day of any
           -----------------
fiscal quarter, the product of (a) Consolidated EBITDA for the two consecutive fiscal quarters ending on such last day, multiplied by (b) two.

          "Applicable Margin" means, for any day (a) prior to the Amendment
           -----------------
Execution Date, the "Applicable Rate" as defined in the Original Credit Agreement and (b) on and after the Amendment Execution Date, (i) with respect to any Tranche B Term Loan, the applicable Tranche B Rate, or (ii) with respect to a Revolving Loan, a Tranche A Term Loan or a Tranche C Term Loan, 1.50% per annum, in the case of an ABR Loan, or 2.50% per annum, in the case of a Eurodollar Loan; provided, that after the earlier of (x) the date that is twelve
                 --------
months subsequent to the Amendment Effective Date and (y) the date the Borrower delivers financial statements pursuant to Sections 5.01(a) or (b) of this Agreement that demonstrate positive Consolidated EBITDA for the fiscal quarter then most recently ended, the applicable rate per annum for a Revolving Loan, a Tranche A Term Loan or a

Tranche C Term Loan shall be based upon the Leverage Ratio as of the most recent determination date as set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be; provided further, that unless
                                         -------- -------
Consolidated EBITDA for the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.01 is positive, the "Applicable Margin" for purposes of clause (b)(ii) shall be the applicable rate per annum set forth below in Category 1:

                                                     ABR            EURODOLLAR
                                                     ---            ----------
              LEVERAGE RATIO:                       Spread            Spread
              --------------                        ------            ------

              Category 1
              ----------
Not Applicable                                      1.250%            2.250%
--------------------------------------------------------------------------------

              Category 2
              ----------
Greater than or equal to 10.0 to 1.00               1.000%            2.000%
--------------------------------------------------------------------------------

              Category 3
              ----------
Greater than or equal to 9.0 to 1.00 but less
 than 10.0 to 1.00                                  0.875%            1.875%
--------------------------------------------------------------------------------

              Category 4
              ----------
Greater than or equal to 8.0 to 1.00 but less
 than 9.0 to 1.00                                   0.750%            1.750%
--------------------------------------------------------------------------------

              Category 5
              ----------
Greater than or equal to 6.0 to 1.00 but less
 than 8.0 to 1.00                                   0.500%            1.500%
--------------------------------------------------------------------------------

              Category 6
              ----------
Greater than or equal to 5.0 to 1.00 but less
 than 6.0 to 1.00                                   0.250%            1.250%
--------------------------------------------------------------------------------

               Category 7
               ----------
Less than 5.0 to 1.00                               ----              1.000%
--------------------------------------------------------------------------------


          For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Margin resulting from a change in the

Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio
                                            --------
shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to
Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Applicable Percentage" means, with respect to any Revolving Lender,
           ---------------------
the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means with respect to the commitment fees payable
           ---------------
hereunder, (a) for any day prior to the Amendment Execution Date, the "Applicable Rate" as defined in the Original Credit Agreement and (b) for any day on or after the Amendment Execution Date, the applicable rate per annum set forth below based upon the percentage of the total Revolving Commitments, Tranche A Commitments, and Tranche C Commitments which are used on such date:

Drawn Commitments as a Percentage of the Total
Revolving Commitments, Tranche A
Commitments, and Tranche C Commitments                    Commitment Fee
--------------------------------------------------------------------------------
Greater than or equal to 50%                        0.50%
--------------------------------------------------------------------------------
Less than 50%                                       0.75%
--------------------------------------------------------------------------------

; provided, that from and after the earlier of (i) the date that is twelve
  --------  ----
months subsequent to the Amendment Effective Date and (ii) the date the Borrower delivers financial statements pursuant to Sections 5.01(a) or (b) of this Agreement that demonstrate positive Consolidated EBITDA for the fiscal quarter then most recently ended, the Applicable Rate shall be based upon the Leverage Ratio as of the most recent determination date; provided further, that unless
                                                -------- -------
Consolidated EBITDA for the most recent fiscal quarter for which financial statements have been delivered pursuant to

Section 5.01 is positive, the Applicable Rate shall be the applicable rate per annum set forth below in Category 1:


                                                            Commitment
Leverage Ratio:                                              Fee Rate

-------------------------------------------------------------------------------

        Category 1
        ----------
Not Applicable                                                0.50%
-------------------------------------------------------------------------------

        Category 2
        ----------
Greater than or equal to 10.0 to 1                            0.50%
-------------------------------------------------------------------------------

        Category 3
        ----------
Less than 10.0 to 1                                          0.375%
-------------------------------------------------------------------------------


          For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided
                                                                       --------
that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

          "Assignment and Acceptance" means an assignment and acceptance entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

          "AW" means AT&T Wireless PCS, Inc.
           --

          "AW License Exchange and Acquisition Agreement" means the License
           ---------------------------------------------
Exchange and Acquisition Agreement executed by AW, Holdings and Triton PCS License Company, L.L.C. dated as of July 13, 1999.

          "AW Licenses" has the meaning set forth in the definition of Initial
           -----------
Equity Contributions.

          "AW Pops Swap" means the acquisition by one or more of the Borrower
           ------------
and the Subsidiaries of 20 MHz of the 30 MHz of PCS licenses owned by AW covering the Savannah, Georgia, BTA and the Athens, Georgia BTA (collectively, the "AW Swap Licenses"), in exchange for the 20 MHz of PCS licenses owned by the Borrower and its Subsidiaries covering the Cumberland, Maryland BTA and the Hagerstown, Maryland BTA (collectively, the "Exchanged Licenses") and the issuance to AW of approximately 53,881.64 shares of Series A Preferred Stock and approximately 42,738.98 shares of Series D Preferred Stock in connection therewith in accordance with the terms of the AW License Exchange and Acquisition Agreement and in connection therewith the issuance of approximately 4,748.78 shares of common stock of Holdings to the current holders of common stock.

          "Bidding Entity" means Lafayette Communications Company, L.L.C., a
           --------------
Delaware limited liability company.

          "Bidding Entity Note" means a promissory note of the Bidding Entity
           -------------------
payable to the Borrower or a Wholly Owned Subsidiary in an amount equal to the funds invested in the Bidding Entity by the Borrower and any Subsidiary dated as of March 1, 1999.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

          "Borrower" means Triton PCS, Inc., a Delaware corporation.
           --------

          "Borrowing" means (a) Loans of the same Class and Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans as to which a single Interest Period is in effect or (b) a Swingline Loan.

          "Borrowing Request" means a request by the Borrower for a Borrowing in
           -----------------
accordance with Section 2.03.

          "BTA" means a Basic Trading Area, as defined in 47 C.F.R. (S)24.202.
           ---

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan,
                  --------
the term "Business Day" shall also exclude any day on which banks are not open
          ------------
for dealings in dollar deposits in the London interbank market.

          "Capital Expenditures" means, for any period, without duplication, (a)
           --------------------
the capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP, plus (b) the capital expenditures of the Borrower and its consolidated Subsidiaries made but not yet paid for included in accounts payable at the end of such period, minus (c) any capital expenditures shown on such statement of cash flows of the Borrower for such period to the extent included in accounts payable at the end of any prior period, plus (d) Capital Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period (other than Capital Lease Obligations permitted by Section 6.01(a)(viii)), minus (e) any capital expenditures made with casualty or other insurance proceeds to repair, restore or replace lost or damaged property or assets within 270 days of such loss or damage, minus (f) any capital expenditures that represent the purchase price of the acquisition of a business or business unit permitted by Section 6.05.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

          "Cash Interest Expense" means, for any period, (a) Consolidated
           ---------------------
Interest Expense for such period, minus (b) the aggregate amount of pay-in-kind, accreted or other Consolidated Interest Expense for such period not involving any payment in cash.

          "Change in Control" means (a) the sale or other disposition by AW of
           -----------------
any shares of the Series C Preferred Stock, Series D Preferred Stock or Common Stock of Holdings or of any Common Stock of the Borrower prior to February 4, 2001 (provided that the conversion of any such shares, in accordance with their terms, into other shares of Capital

Stock of Holdings shall not constitute a disposition of such shares so long as AW retains the shares into which such shares are converted); (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) other than Holdings or Persons (or Affiliates thereof) owning capital stock of Holdings on the Effective Date, of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of either the Borrower or Holdings; (c) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings or the Borrower by Persons who were not (i) nominated by the board of directors of Holdings (in the case of Holdings' board) or the Borrower (in the case of the Borrowers' board) (ii) appointed by directors so nominated or (iii) in the case of Holdings, appointed by shareholders of Holdings who are shareholders of Holdings on the Effective Date; or (d) the acquisition of direct or indirect Control of the Borrower or Holdings by any Person or group other than Holdings or Persons (or Affiliates thereof) owning capital stock of Holdings on the date hereof; provided, however, that neither (A) the sale by AW
                             --------  -------
of all or any of its equity interest in Holdings subsequent to February 4, 2001, nor (B) the sale by Holdings or the Borrower of newly issued Common Stock in a public offering, shall constitute a Change of Control so long as no event described in clause (b) above occurs as a result thereof.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or Issuing Bank (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's or Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans, if any, or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment, Tranche B Commitment, Tranche C Commitment or Incremental Commitment, if any.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Collateral" means any and all "Collateral", as defined in any
           ----------
applicable Security Document and shall also include the Mortgaged Properties.

          "Committed Equity" means irrevocable binding commitments (i) to
           ----------------
purchase stock of Holdings pursuant to the Securities Purchase Agreement or (ii) to make the Additional Capital Contributions; provided that, the Additional
                                              --------
Capital Contributions shall be considered Committed Equity only to the extent that final, definitive documentation with respect thereto has been executed on terms satisfactory to the Administrative Agent.

          "Commitment" means a Revolving Commitment, Tranche A Commitment,
           ----------
Tranche B Commitment, Tranche C Commitment or Incremental Commitment, if any, or any combination thereof (as the context requires).

          "Common Stock" means the Common Stock, par value $.01 per share, of
           ------------
Holdings.

          "Communications Act" means the Communications Act of 1934, and any
           ------------------
similar or successor federal statute, and the rules and regulations and published policies of the FCC thereunder, all as amended and as the same may be in effect from time to time.

          "Consents to Assignment" has the meaning set forth in subsection
           ----------------------
4.01(r).

          "Consolidated EBITDA" means, for any period, Consolidated Net Income
           -------------------
plus, to the extent deducted in computing such Consolidated Net Income, the sum of (a) income or franchise tax expense for such period, (b) Consolidated Interest Expense, (c) depreciation and amortization expense and (d) any non-cash charges or non-cash losses, minus, to the extent added in computing such Consolidated Net Income, (i) any non-cash gains or other non-cash items and (ii) any income tax credits, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP.

          "Consolidated Interest Expense" means, for any period, the interest
           -----------------------------
expense of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including but not limited to the portion of any payments or accruals with respect to Capital Lease Obligations that are allocable to interest expense.

          "Consolidated Net Income" means, for any period, net income or loss of
           -----------------------
the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the
                               --------
income of any Person in which any other Person (other than the Borrower or any of the Subsidiaries or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions (i) that the Borrower or any of the Subsidiaries has the power to cause such Person to make to the Borrower or any Subsidiary during such period and such dividend or other distribution is not prohibited by the terms of any agreement binding upon such Person or otherwise or (ii) that, to the extent not already included in Consolidated Net Income for any period pursuant to clause (i) above, were actually paid to the Borrower or any of the Subsidiaries by such Person during such period, (b) any after tax gains or losses attributable to sales of assets out of the ordinary course of business and (c) (to the extent not included in clauses (a) or (b) above) any extraordinary gains or extraordinary losses.

          "Contractual Obligations" means as to any Person, any provision of any
           -----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Contributed Equity" means at any time or for any period, the
           ------------------
aggregate amount which shall have been received by the Borrower and/or Holdings prior to such time or during such period as consideration for the issuance of Capital Stock of Holdings (valued (i) in the case of cash, at the dollar amount thereof, (ii) in the case of the AW Licenses, at $109,850,200, the agreed value of the AW Licenses in the Securities Purchase Agreement, (iii) in the case of the AW Swap Licenses, at approximately $9,662,062, the agreed amount by which the value of the AW Swap Licenses exceeds the value of the Exchanged Licenses and (iv) in the case of any other non-cash consideration, at the fair value thereof as reasonably determined by the Administrative Agent) less (x) any amounts contributed to any Unrestricted Subsidiary by Holdings and (y) any amounts paid by Holdings in connection with the Equity Swap.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Covered Pops" means the aggregate number of Pops within each
           ------------
geographic area for which facilities owned by the Borrower or its Subsidiaries that provide service to such geographic area have achieved substantial completion.

          "Debt Service" means for any period, the sum of (a) Cash Interest
           ------------
Expense for such period plus (b) scheduled principal amortization of Total Debt
                        ----
for such period.

          "Deeply Subordinated Debt" means subordinated Indebtedness of Holdings
           ------------------------
which (i) is not mandatorily redeemable or required to be repurchased or reacquired by Holdings, the Borrower or any Subsidiary prior to the date that is six months after the Tranche B Maturity Date; provided that upon a public
                                              --------
offering of Capital Stock of Holdings or other Deeply Subordinated Debt in an aggregate amount of at least $75,000,000, the Net Proceeds received therefrom may be used to redeem, repurchase or reacquire such Deeply Subordinated Debt,
(ii) does not require a cash interest payment prior to the date that is six months after the Tranche B Maturity Date, (iii) is not secured by any assets of Holdings, the Borrower or any Subsidiary, (iv) is not Guaranteed by the Borrower or any Subsidiary and (v) is otherwise on terms satisfactory to the Administrative Agent. The Deeply Subordinated Debt shall not be deemed to be Indebtedness of Holdings for purposes of this Agreement or any Loan Document.

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Disclosed Matters" means the actions, suits and proceedings and the
           -----------------
environmental matters disclosed in Schedule 3.06.

          "Disqualifying Transaction" has the meaning set forth in the
           -------------------------
Stockholders Agreement.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.

          "Effective Date" means February 4, 1998.
           --------------

          "11% Notes" means the 11% Senior Subordinated Discount Notes due 2008
           ---------
issued by Holdings on May 4, 1998 with an aggregate principal amount at maturity of $511,989,000 and the subordinated Guarantees thereof as in effect on the date of issuance thereof.

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equipment Subsidiary" means Triton PCS Equipment Company LLC and/or
           --------------------
any Wholly Owned Subsidiary of the Borrower designated by the Borrower as the Equipment Subsidiary by notice to the Administrative Agent; provided, however,
                                                            --------  -------
that (i) such Subsidiary has no obligations or liabilities other than as permitted by Section 3.13, (ii) the stock of such Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

          "Equity Swap" means the sale by Holdings of approximately 35,601.68
           -----------
shares of Series C Preferred Stock to certain of its existing equity investors for approximately $3,560,117 and the simultaneous redemption by Holdings of approximately 35,601.68 shares of Series C Preferred Stock held by its existing equity investor, J.P. Morgan and one or more of its Affiliates, for approximately $3,560,117.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

          "Event of Default" has the meaning assigned to such term in Article
           ----------------
VII.

          "Excess Cash Flow" means, for any period, the sum of (without
           ----------------
duplication):

          (a) Consolidated Net Income for such period, adjusted to exclude any gains or losses attributable to Prepayment Events; plus
                                                        ----

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such consolidated net income (or loss) for such period; plus
             ----

          (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such period plus (ii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries increased during such period plus (iii)
     the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred during such period to finance Capital Expenditures, to the extent that mandatory principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made; minus
                                                                         -----

          (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income (or loss) for such period plus (ii) the amount, if any, by which Net Working Capital increased during such period plus (iii) the amount, if any, by which the consolidated deferred revenues of the Borrower and its consolidated Subsidiaries decreased during such period; minus
     -----

          (e) cash Capital Expenditures for such period; minus
                                                         -----

          (f) the aggregate principal amount of Indebtedness repaid or prepaid by the Borrower and its consolidated Subsidiaries during such period, excluding (i) Indebtedness in respect of Revolving Loans and Letters of Credit, (ii) Term Loans prepaid pursuant to Section 2.09(b) or (c), (iii) repayments or prepayments of Indebtedness financed by incurring other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made and (iv) Indebtedness referred to in clauses (ii), (ix), (x), (xi) and
     (xiii) of Section 6.01(a); minus
                                -----

          (g) Restricted Payments made pursuant to Section 6.08(a)(iv); plus
                                                                        ----

          (h) any cash dividends or any other cash distributions paid or made by, and received by the Borrower or any Subsidiary from, any Unrestricted Subsidiary.

          "Excluded Assets" means at any time, the collective reference to all
           ---------------
assets of the Borrower or any Subsidiary then subject to a Lien permitted by sub-Section 6.02(iii)-(vi).

          "Excluded Real Property Assets" means Real Property Assets which
           -----------------------------
constitute Excluded Assets.

          "Excluded Real Property-Related Equipment" means Real Property-Related
           ----------------------------------------
Equipment which constitutes Excluded Assets.

          "Excluded Taxes" means, with respect to the Issuing Bank, the
           --------------
Administrative Agent, or any Lender (a) income or franchise Taxes imposed on (or measured by) its net income or profits by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or any Governmental Authority of or in any of the foregoing (including, without limitation, minimum Taxes and Taxes computed under alternative methods, the principal one of which is based on or measured by net income or profits), (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located or the Issuing Bank, the Administrative Agent or Lender as applicable, or organized or any Governmental Authority of or in any of the foregoing, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding Tax that is in effect and would apply to a payment to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.15(a), (d) any Taxes to the extent imposed by reason of the Issuing Bank, Lender or Administrative Agent, as applicable, engaging in activities in the jurisdiction imposing the Tax that are unrelated to the transactions contemplated hereby, and (e) any Tax that would not have been imposed but for the failure of a Lender or the Administrative Agent, as applicable, to comply with the certification requirements described in
Section 2.15(e).

          "FCC" means the Federal Communications Commission, or any other
           ---
similar or successor agency of the Federal government administering the Communications Act.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

          "Fixed Charges" means (a) Debt Service, (b) Capital Expenditures, (c)
           -------------
Taxes and (d) dividends and distributions paid pursuant to Section 6.08(a)(iii).

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "Foreign Subsidiary" means any Subsidiary that is  organized under the
           ------------------
laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or
                   ---------------
indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment
of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include
                            --------
endorsements for collection or deposit in the ordinary course of business.

          "Guarantee Agreement" means the Guarantee Agreement with respect to
           -------------------
the Obligations substantially in the form of Exhibit C, made by the Subsidiary Loan Parties in favor of the Administrative Agent for the benefit of the Secured Parties.

          "Hazardous Materials"  means all explosive or radioactive substances
           -------------------
or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Hedging Agreement" means any interest rate protection agreement,
           -----------------
foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

          "Holdings" means Triton PCS Holdings, Inc., a Delaware corporation.
           --------

          "Incremental Commitment" shall have the meaning assigned thereto in
           ----------------------
Section 2.19.

          "Incremental Facility Amendment" means an amendment to this Agreement
           ------------------------------
which contains the procedures for borrowing Incremental Term Loans, the administrative information of the Lenders of such Incremental Term Loans and other matters which have no adverse impact on any Lender, which amendment shall be in form and substance satisfactory to the Administrative Agent and the Borrower.

          "Incremental Term Loan Lender" means a Person with an outstanding
           ----------------------------
Incremental Term Loan.

          "Incremental Term Loans" shall have the meaning assigned thereto in
           ----------------------
Section 2.19.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnity, Subrogation and Contribution Agreement" means the
           -------------------------------------------------
Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit F, among the Borrower and the Subsidiaries.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Information Memorandum" means (a) the Confidential Information
           ----------------------
Memorandum dated November 1997 relating to the Borrower and the Transactions and
(b) the Confidential Information Memorandum dated July 1999 relating to the Borrower and the Transactions.

          "Initial Equity Contributions" means (i) AW's contribution to the
           ----------------------------
Borrower of 20 MHz of A or B Block PCS licenses covering the markets and Pops set forth in Schedule 3.14 hereto (the "AW Licenses") in exchange for 732,371 shares of Series A Preferred Stock and 366,131 shares of Series D Preferred Stock and (ii) purchases of 1,400,000 shares of Series C Preferred Stock of Holdings by other investors for cash consideration and irrevocable commitments of not less than $140,000,000, the purchase price for which will be paid directly to the Borrower.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.05.

          "Interest Payment Date" means (a) with respect to any ABR Loan (other
           ---------------------
than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

          "Interest Period" means with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, nine or twelve months) thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day
                    --------
other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Issuing Bank" means The Chase Manhattan Bank, in its capacity as the
           ------------
issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.18(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "LC Disbursement" means a payment made by the Issuing Bank pursuant to
           ---------------
a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate
                                                         ----
amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. In the event that any Incremental Term Loans shall have been extended to the Borrower pursuant to Section 2.19 of this Agreement, "Lenders" shall include the Incremental Term Loan Lenders. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender. For purposes of the definitions of "Obligations" and "Secured Parties" under the Security Agreement, the term "Lender" shall also include an Affiliate of a Lender that is a counterparty to a Hedging Agreement with a Loan Party.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Leverage Ratio" means for any fiscal period, the ratio of (a) Total
           --------------
Debt on the last day of such fiscal period to (b) Annualized EBITDA for the period ending on the last day of such fiscal period.

          "LIBO Rate" means, with respect to any Eurodollar Borrowing for any
           ---------
Interest Period, the rate appearing on Page 3750 of Dow Jones Market (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing
                          ---------
for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "License" means any broadband Personal Communications Services license
           -------
or cellular license issued by the FCC in connection with the operation of a System.

          "License Subsidiary" means Triton PCS License Company, L.L.C. and/or
           ------------------
any other Wholly Owned Subsidiary of the Borrower designated as a License Subsidiary by notice to the Administrative Agent; provided, however, that (i)
                                                  --------  -------
such Subsidiary has no obligations or liabilities other than as permitted by
Section 3.13, (ii) the stock of such

Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means this Agreement, the Guarantee Agreement, the
           --------------
Pledge Agreement, the Security Agreement, the Indemnity, Subrogation and Contribution Agreement, the Special Purpose Subsidiary Funding Agreements, the Consents to Assignment and the other Security Documents.

          "Loan Parties" means Holdings, the Borrower and the Subsidiary Loan
           ------------
Parties.

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Marketing Affiliate" means Affiliate License Co., L.L.C., a Delaware
           -------------------
limited liability company owned 1/3 by the Borrower, 1/3 by Telecorp PCS, Inc. and 1/3 by TriTel PCS, Inc., which engages in no significant activity other than the registering, holding, maintenance and protection of trademarks and the licensing thereof to its members.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, results of operations, prospects or financial condition of Holdings, the Borrower and the Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the validity or enforceability of any Loan Document or the rights of or remedies available to the Administrative Agent or the Lenders under any Loan Document; provided that, on or after February 4, 2003, neither (x) the nonrenewal of the
--------
Network License Agreement by AW nor (y) the termination of the Network License Agreement by AW in accordance with its terms as a result of a Disqualifying Transaction shall be a Material Adverse Effect.

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage" means a mortgage, deed of trust, assignment of leases and
           --------
rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the Obligations. Each Mortgage shall be reasonably satisfactory in form and substance to the Administrative Agent.

          "Mortgaged Property" means, initially, each interest in real property
           ------------------
and any improvements thereto owned by a Loan Party and identified on Schedule 3.22, and includes each interest in real property and any improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

          "MSA" means a Metropolitan Statistical Area, as defined in 47 C.F.R.
           ---
(S) 24.202.

          "MTA" means a Major Trading Area, as defined in 47 C.F.R. (S) 24.202.
           ---

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------
4001(a)(3) of ERISA.

          "Myrtle Acquisition" means the acquisition by one or more of Triton
           ------------------
PCS License Company L.L.C., Triton Myrtle Acquisition, L.L.C. or any other Subsidiary (the "Myrtle Entities") of substantially all the assets of Vanguard
                 ---------------
Cellular Systems of South Carolina, Inc. ("Vanguard"), including the FCC
                                           --------
cellular licence for the South Carolina 5--Georgetown RSA, Market 629A, for cash consideration of $160,000,000 (subject to working capital and subscriber adjustments) in accordance with the terms of the Asset Purchase Agreement (the

"Myrtle Asset Purchase Agreement") dated March 10, 1998, between the Borrower,
--------------------------------
the Myrtle Entities and Vanguard.

          "Net Proceeds" means, with respect to any event (a) the cash proceeds
           ------------
received by Holdings, the Borrower
and the Subsidiaries in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Holdings, the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Holdings, the Borrower and the Subsidiaries, and the amount of any reserves established by Holdings, the Borrower and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by the chief financial officer of the Borrower) and (iv) in the case of the sale of an entity in which Persons other than Holdings, the Borrower and the Subsidiaries hold a minority interest but the full amount of the proceeds relating to the sale of such entity are received by Holdings, the Borrower or a Subsidiary, any amounts required to be paid to such minority interest holder in connection with such sale; provided
                                                                    --------
such amounts are not in excess of such minority interest holder's pro rata share of the proceeds from such sale.

          "Network" means the Borrower's mobile wireless telecommunications
           -------
network that serves the Service Regions.

          "Network License Agreement" means the Network Membership License
           -------------------------
Agreement, dated the date hereof, between AT&T Corp. and Triton PCS Operating Company, L.L.C., as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 6.11 hereof.

          "Net Working Capital" means, at any date, (a) the consolidated current
           -------------------
assets of the Borrower and its consolidated Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and its consolidated Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

          "Norfolk Acquisition" means the acquisition by one or more of Triton
           -------------------
PCS License Company, L.L.C., the Borrower or any direct or indirect subsidiary thereof (the "Norfolk Entities") of substantially all the assets of AW that are
              ----------------
used in or useful to the operation of the PCS system operated in the Norfolk, Virginia BTA, including 20 MHz of the 30 MHz of PCS licenses owned by AW covering such market, for cash consideration of $91,518,651 and the issuance of $13,481,349 of Series D Preferred Stock in accordance with the terms of an Asset Purchase Agreement dated as of August 20, 1998 between AW and Holdings (the "Norfolk Asset Purchase Agreement").
---------------------------------

          "Obligations" has the meaning assigned to such term in the Guarantee
           -----------
Agreement and the Security Documents.

          "Original Credit Agreement" means the Credit Agreement dated as of
           -------------------------
February 3, 1998, among the Borrower, Holdings, the lenders party thereto and The Chase Manhattan Bank, as administrative agent, as amended and in effect immediately prior to the Amendment Execution Date.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "PCS C Block Auction" means the reauction conducted by the FCC for the
           -------------------
sale of Licenses in the C block as set forth in parts 1 and 24 of Title 47 of the Code of Federal Regulations that commenced on March 23, 1999.

          "PCS Documents" means the Securities Purchase Agreement and each of
           -------------
the documents that is an exhibit thereto (including the Network License Agreement).

          "Perfection Certificate" means a certificate in the form of Annex 2 to
           ----------------------
the Security Agreement or any other form approved by the Administrative Agent.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being contested in compliance with
     Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlords' and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) liens of attachments, judgments or awards in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII and in respect of which adequate reserves have been established in accordance with GAAP;

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

          (g) restrictions on the transfer of assets contained in any License or imposed by the Communications Act or comparable state legislation;

          (h) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole and any interest or title of a lessor under any lease not prohibited by this Agreement;

          (i) ground leases in respect of real property on which facilities owned or leased by the Borrower or its Subsidiaries are located; and

          (j) the filing of financing statements regarding leases not prohibited by this Agreement and rights of lessors in property subject to such leases

; provided that the term "Permitted Encumbrances" shall not include any Lien
  --------
securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause
     (c) above.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan"  means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean the Pledge Agreement, substantially in
           ----------------
the form of Exhibit D, between the Borrower, the Subsidiary Loan Parties and the

Administrative Agent for the benefit of the Secured Parties.

          "Pops" means, as of any date, with respect to any BTA, MTA, MSA or
           ----
RSA, as applicable, the population of such BTA, MTA, MSA or RSA, as applicable, as such number is most recently published in the "PCS Atlas and Data Book" by Paul Kagan Associates, Inc.

          "Preferred Stock Agreement" means the securities purchase agreement or
           -------------------------
agreements (or an amendment or amendments to the Securities Purchase Agreement entered into for such purpose) to be entered into by some or all of the current equity investors in Holdings, relating to the purchase by some or all of the current equity investors in Holdings of (a) $25,000,000 of equity securities of Holdings for the purpose of funding a portion of the buildout of the Network in the geographic areas covered by the Additional Licenses, (b) $35,000,000 of equity securities of Holdings for the purpose of funding a portion of the purchase price of the Myrtle Acquisition and (c) $30,000,000 of equity securities of Holdings for the purpose of funding a portion of the purchase price of the Norfolk Acquisition, in each case in form and substance reasonably satisfactory to the Lenders.

          "Prepayment Event" means:
           ----------------

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of the Borrower or any Subsidiary, other than (i) dispositions described in clauses (a), (b),
     (d), (e) and (f) of Section 6.06 or (ii) other dispositions resulting in aggregate Net Proceeds not exceeding $1,000,000 during any fiscal year of the Borrower; provided that, if no Default exists or would result
                   --------
     therefrom, such dispositions shall constitute a Prepayment Event only to the extent that the Net Proceeds therefrom have not been applied, within 270 days of receipt thereof, to rebuild or replace the property or assets sold, transferred or disposed, or to fund additional Capital Expenditures, and such Prepayment Event shall be deemed to have occurred on such 270th day; or

          (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary; provided that, if no Default
                                                 --------
     exists or would result therefrom, such event shall constitute a Prepayment Event only to the extent that the Net Proceeds therefrom have not been applied to repair, restore or replace such property or asset within 270 days after such event, and such Prepayment Event shall be deemed to have occurred on such 270th day; or

          (c) the issuance by Holdings, the Borrower or any Subsidiary of any equity securities for cash, or the receipt by Holdings, the Borrower or any Subsidiary of any capital contribution in cash, other than, in the case of the Borrower or any Subsidiary, any such issuance of equity securities to, or receipt of any such capital contribution from, the Borrower or a Subsidiary; provided that no such issuance or receipt shall constitute a
                 --------
     Prepayment Event if (i) such equity is part of the initial $140,000,000 cash contribution and commitment of capital to Holdings pursuant to the Securities Purchase Agreement or the immediate contribution by Holdings of such capital to the Borrower, (ii) such equity is part of the $25,000,000 cash contribution to Holdings pursuant to the Preferred Stock Agreement (without giving effect to any amendments to or waivers of the Preferred Stock Agreement (other than such amendments or waivers that are not adverse in a material respect to the interests of the Lenders)) and the AW Pops Acquisition is consummated substantially contemporaneously with such issuance or receipt; (iii) such equity is part of the $35,000,000 contribution to Holdings pursuant to the Preferred Stock Agreement (without giving effect to any amendments to or waivers of the Preferred Stock Agreement (other than such amendments or waivers that are not adverse in a material respect to the interests of the Lenders)) and the Myrtle Acquisition is consummated substantially contemporaneously with such issuance or receipt; (iv) such equity is part of the $30,000,000 contribution to Holdings pursuant to the Preferred Stock Agreement (without giving effect to any amendments to or waivers of the Preferred Stock Agreement (other than such amendments or waivers that are not adverse in a material respect to the interests of the Lenders)) and the Norfolk Acquisition is consummated substantially contemporaneously with such issuance or receipt; (v) such equity is part of cash contributions in an aggregate amount not to exceed $75,000,000 to be used by Holdings to capitalize Unrestricted Subsidiaries in accordance with clause (vii) of the definition of "Unrestricted Subsidiary"; (vi) such equity is the approximately 53,881.64 shares of Series A Preferred Stock and approximately 42,738.98 shares of Series D Preferred Stock of Holdings issued to AW or the approximately 4,748.78 shares of Common Stock issued to the current holders of Common Stock in connection with the consummation of the AW Pops Swap; (vii) such equity is part of the issuance in an initial public offering of Common Stock; (viii) such equity is part of the Additional Capital Contributions; (ix) such equity is part of the $340,000 contribution in connection with the issuance of shares of Series C Preferred Stock to certain directors and/or officers of Holdings pursuant to the terms of those several Series C Preferred Stock Purchase Agreements dated as of August 12, 1999 between Holdings and such individuals; (x) after giving effect to any such issuance or receipt, (A) Senior Leverage would be less than 5:1 and (B) the Borrower would be in Pro Forma Compliance; or (xi) such issuance shall be to, or such receipt shall be from, Holdings or Persons (or Affiliates thereof) owning capital stock of Holdings on the Effective Date and no Default shall have occurred and be continuing at the time of, or immediately after giving effect to, such issuance or receipt.

          (d) the incurrence by Holdings, the Borrower or any Subsidiary of any Indebtedness, other than Indebtedness permitted by Section 6.01; provided
                                                                      --------
     that (i) no such issuance or receipt shall constitute a Prepayment Event if, after giving effect to such issuance or receipt (x) (I) Senior Leverage would be less than 5:1 and (II) the Borrower would be in Pro Forma Compliance or (y) the Borrower shall have incurred in the aggregate less than $150,000,000 of Indebtedness and (ii) the foregoing shall not relieve the Borrower from any requirement hereunder to obtain the consent of the Lenders for the incurrence of any Indebtedness.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by The Chase Manhattan Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Pro Forma Compliance" shall exist if (a) Holdings and the Borrower
           --------------------
shall be in pro forma compliance with the covenants set forth in Section 6.12
            --- -----
recomputed, with respect to income statement items, as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered in accordance with Section 5.01 as if the events with respect to which Pro Forma Compliance is being measured had occurred on the first day of each relevant period with respect to which Pro Forma Compliance is being measured and as if Restricted Payments under Section 6.08(a)(iii) were deductions to Consolidated EBITDA and (b) no Default or Event of Default shall exist either immediately prior to the events with respect to which Pro Forma Compliance is being determined or after giving effect to such events.

          "Qualified Vendor" means Ericsson Inc. or an affiliate thereof or
           ----------------
Lucent Technologies Inc. or an affiliate thereof.

          "Qualified Vendor Agreement" shall have the meaning assigned thereto
           --------------------------
in Section 6.01(a)(vii).

          "Real Property Assets" means all interests (including leasehold
           --------------------
interests) of the Borrower and its Subsidiaries in real property.

          "Real Property-Related Equipment" means all equipment (as defined in
           -------------------------------
the UCC) of the Borrower or any Subsidiary that constitutes a fixture (as defined in the UCC) on Real Property Assets.

          "Real Property Subsidiary" means Triton PCS Property Company, L.L.C.
           ------------------------
and/or any Wholly Owned Subsidiary of the Borrower designated by the Borrower as a Real Property Subsidiary by notice to the Administrative Agent; provided,
                                                                  --------
however, that (i) such Subsidiary has no obligations or liabilities other than
-------
as permitted by Section 3.13, (ii) the stock of such Subsidiary is pledged to the Collateral Agent for the benefit of the Lenders in accordance with the terms of the Pledge Agreement and (iii) the Borrower and such Subsidiary have entered into a Special Purpose Subsidiary Funding Agreement.

          "Register" has the meaning set forth in Section 9.04(c).
           --------

          "Related Business" means any business of the type conducted by the
           ----------------
Borrower and its Subsidiaries on the Effective Date or any business contemplated to be conducted by the Borrower and its Subsidiaries in the business plan delivered to the Lenders prior to the Amendment Effective Date and any business directly related thereto(including the business contemplated to be conducted by the Borrower by (S) 7.11(b) of the Stockholders Agreement, subject to the conditions therein).

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Required Lenders" means, at any time, Lenders having Revolving
           ----------------
Exposures, Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at such time.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
incorporation and by-laws, the partnership agreement or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination, judgment, writ, injunction, decree or order of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" means any of the president, chief executive
           -------------------
officer, chief financial officer, treasurer or controller of the Borrower.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any Subsidiary.

          "Revolving Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

          "Revolving Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $100,000,000.

          "Revolving Exposure" means, with respect to any Lender at any time,
           ------------------
the sum of (i) the outstanding principal amount of such Lender's Revolving Loans, (ii) its LC Exposure at such time and (iii) in the case of the Swingline Lender, its Swingline Exposure.

          "Revolving Lender" means a Lender with a Revolving Commitment or, if
           ----------------
the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

          "Revolving Loan" means a Loan made pursuant to clause (d) of Section
           --------------
2.01.

          "Revolving Maturity Date" means August 4, 2006.
           -----------------------

          "RSA" means a Rural Service Area, as defined in 47 C.F.R. (S) 24.202.
           ---

          "S&P" means Standard & Poor's.
           ---

          "Secured Parties" has the meaning assigned to such term in the
           ---------------
Security Agreement.

          "Secured Real Property Assets" means all Real Property Assets
           ----------------------------
(including Mortgaged Properties) in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected Mortgage or other first priority perfected security interest pursuant to the Security Documents.

          "Secured Real Property-Related Equipment" means Real Property Related
           ---------------------------------------
Equipment in which the Administrative Agent, for the benefit of the Secured Parties, has a first priority perfected security interest pursuant to the Security Documents.

          "Securities Purchase Agreement" means the Securities Purchase
           -----------------------------
Agreement by and among AW, Holdings, and the other parties thereto dated as of October 8, 1997, including the schedules thereto.

          "Security Agreement" means the Security Agreement among the Borrower,
           ------------------
the Subsidiary Loan Parties and the Administrative Agent, substantially in the form of Exhibit E.

          "Security Documents" means the Security Agreement, the Pledge
           ------------------
Agreement, the Mortgages and the Consents to Assignment and each other security agreement or other instrument or document executed and delivered pursuant to any of the foregoing or Section 5.12 or 5.13 to secure any of the Obligations.

          "Senior Debt" shall mean all Indebtedness of Holdings, the Borrower
           -----------
and the Subsidiaries on a consolidated basis other than the Subordinated Debt.

          "Senior Leverage" means, on any date, the ratio of (a) Senior Debt on
           ---------------
such date to (b) Annualized EBITDA for the most recently ended fiscal quarter for which financial statements have been delivered in accordance with Section 5.01.

          "Series A Preferred Stock" means the Series A Preferred Stock, par
           ------------------------
value $.01 per share, of Holdings.

          "Series C Preferred Stock" means the Series C Preferred Stock, par
           ------------------------
value $.01 per share, of Holdings.

          "Series D Preferred Stock" means the Series D Preferred Stock, par
           ------------------------
value $.01 per share, of Holdings.

          "Service Regions" means (i) the BTAs, MSAs and RSAs listed on Schedule
           ---------------
3.14 (excluding any areas in which the Borrower and its Subsidiaries have ceased to provide service with the consent of the Required Lenders or as a result of a transfer of assets pursuant to Section 6.06(c)) and (ii) any other areas with respect to which the Borrower or its Subsidiaries acquire Licenses after the Amendment Effective Date in accordance with the terms of this Agreement.

          "Special Purpose Subsidiary" means any License Subsidiary and any Real
           --------------------------
Property Subsidiary.

          "Special Purpose Subsidiary Funding Agreement" means an agreement
           --------------------------------------------
between the Borrower and/or Triton PCS Operating Company, L.L.C. and each Special Purpose Subsidiary whereby (a) such Special Purpose Subsidiary agrees to provide to the Borrower the benefit of the use of such Special Purpose Subsidiary's assets, (b) the Borrower agrees to pay to such Special Purpose Subsidiary an amount equal to all liabilities of such Special Purpose Subsidiary less any amounts contributed by the Borrower to the equity of such Special Purpose Subsidiary to fund such liabilities, (c) the Borrower agrees to cause all Contractual Obligations of such Special Purpose Subsidiary to be performed and all Requirements of Law of such Special Purpose Subsidiary to be complied with and (d) the Borrower and such Special Purpose Subsidiary agree, for the benefit of the Administrative Agent and the Secured Parties, to the assignment by each of its rights thereunder to the Administrative Agent for the benefit of the Secured Parties.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Stockholders Agreement" means the Stockholders' Agreement among AW,
           ----------------------
the Borrower and the other parties thereto dated as of February 4, 1998.

          "Subordinated Debt" means high yield subordinated debt issued by the
           -----------------
Borrower or Holdings on terms not less favorable to the Lenders than the terms governing the 11% Notes and maturing on a date that is not earlier than November 4, 2007 and subordinated Guarantees thereof by the Subsidiaries (provided such Guarantees are on terms not less favorable to the Lenders than the existing subordinated Guarantees of the 11% Notes) and refinancings of such Indebtedness; provided that (i) any such refinancing Indebtedness (a) shall not have a greater outstanding principal amount, an earlier maturity date, or a decreased weighted average life than the Subordinated Debt refinanced and (b) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt refinanced and (ii) the proceeds of such refinancing Indebtedness shall be used solely to repay the Subordinated Debt refinanced thereby and fees and expenses in connection therewith.

          "Subordinated Debt Documents" means the indenture or indentures under
           ---------------------------
which any Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing such Subordinated Debt, if any, or providing for any Guarantee or other right in respect thereof.

          "Subscribers" means as of any date, all customers then receiving
           -----------
Wireless Services from the Borrower or any of its Subsidiaries none of the subscriber payments (other than those disputed in good faith by such customer) of which are, as of such date, past due more than 60 days (or past due for more than such shorter period of time as the Borrower may have established for accounting or credit policy purposes for treating a customer as not being in good standing).

          "subsidiary" means, with respect to any Person (such Person, the
           ----------
"parent") at any date, any corporation, limited liability company, partnership,
-------
association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" means any subsidiary of the Borrower.  The parties hereto
           ----------
acknowledge that the Bidding Entity is not a Subsidiary.

          "Subsidiary Loan Party" means any Subsidiary that is not a Foreign
           ---------------------
Subsidiary.

          "Swingline Exposure" means, at any time, the aggregate principal
           ------------------
amount of all Swingline Loans outstanding at such time.

          "Swingline Lender" means a Lender to be selected by the Borrower (with
           ----------------
the consent of the Administrative Agent, such consent not to be unreasonably withheld), in its capacity as lender of Swingline Loans hereunder or any successor Swingline Lender appointed pursuant to Section 2.20(c).

          "Swingline Loan" means a Loan made pursuant to Section 2.20.
           --------------

          "System" means, as to any Person, assets constituting a radio
           ------
communications system authorized under the rules for wireless communications services (including any license and the network, marketing, distribution, sales, customer interface and operations functions relating thereto) owned and operated by such Person.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Term Loans" means Tranche A Term Loans, Tranche B Term Loans, Tranche
           ----------
C Term Loans and Incremental Term Loans.

          "Total Capital" means, at any date, the sum of (a) Total Debt
           -------------
outstanding on such date plus (b) Contributed Equity on such date plus (c)
                         ----
Committed Equity on such date.

          "Total Debt" shall mean, at any time, all Indebtedness of Holdings
           ----------
(other than Indebtedness of any Unrestricted Subsidiary), the Borrower and the Subsidiaries as determined on a consolidated basis in accordance with GAAP.

          "Tower Sale" means the sale of up to $75,000,000 of assets to American
           ----------
Tower, L.P. and the leaseback of such assets pursuant to the Asset Purchase Agreement (the "Tower Sale Asset Purchase Agreement") dated July 13, 1999, among
                -----------------------------------
Triton PCS Operating Company L.L.C., Triton PCS Property Company L.L.C. and American Tower, L.P.; provided that the value of the assets sold in connection
                      --------
with the Tower Sale shall not exceed $75,000,000 in the aggregate.

          "Tranche A Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of February 4, 2001 and the date of termination of the Tranche A Commitments.

          "Tranche A Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche A Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche A Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments is $175,000,000.

          "Tranche A Lender" means a Lender with a Tranche A Commitment or an
           ----------------
outstanding Tranche A Term Loan.

          "Tranche A Maturity Date" means August 4, 2006.
           -----------------------

          "Tranche A Term Loan" means a Loan made pursuant to clause (a) of
           -------------------
Section 2.01.

          "Tranche B Availability Period" means the period from and including
           -----------------------------
the Effective Date to but excluding the earlier of the date that is six months from the Effective Date and the date of termination of the Tranche B Commitments.

          "Tranche B Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche B Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche B Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments is $150,000,000.

          "Tranche B Lender" means a Lender with a Tranche B Commitment or an
           ----------------
outstanding Tranche B Term Loan.

          "Tranche B Maturity Date" means May 4, 2007.
           -----------------------

          "Tranche B Rate" means, with respect to any Tranche B Term Loan (a)
           --------------
2.00% per annum, in the case of an ABR Loan, and (b) 3.00% per annum, in the case of a Eurodollar Loan.

          "Tranche B Term Loan" means a Loan made pursuant to clause (b) of
           -------------------
Section 2.01.

          "Tranche C Availability Period" means the period from and including
           -----------------------------
the earlier of (i) the date that final definitive documentation with respect to the Additional Capital Contributions has been executed on terms reasonably satisfactory to the Administrative Agent and (ii) the date that Holdings receives Net Proceeds of at least $75,000,000 from an initial public offering of its equity securities to but excluding the earlier of February 4, 2001 and the date of termination of the Tranche C Commitments.

          "Tranche C Commitment" means, with respect to each Lender, the
           --------------------
commitment, if any, of such Lender to make Tranche C Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Tranche C Term Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04. The initial amount of each Lender's Tranche C Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche C Commitments is $175,000,000.

          "Tranche C Lender" means a Lender with a Tranche C Commitment or an
           ----------------
outstanding Tranche C Term Loan.

          "Tranche C Maturity Date" means August 4, 2006.
           -----------------------

          "Tranche C Term Loan" means a Loan made pursuant to clause (c) of
           -------------------
Section 2.01.

          "Transactions" means (a) the execution, delivery and performance by
           ------------
each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of

Credit hereunder, (b) the execution, delivery and performance by each Loan
Party of the Subordinated Debt Documents relating to the 11% Notes to which it is to be a party, the issuance of such Subordinated Debt, if any, and the use of the proceeds thereof, (c) the Tower Sale and (d) the Initial Equity Contributions and the Additional Capital Contributions.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

          "UCC" mean the Uniform Commercial Code of the State of New York.
           ---

          "Unrestricted Subsidiary" means any subsidiary of Holdings or any
           -----------------------
other direct or indirect investment by Holdings in the Capital Stock of any other Person (other than the Borrower or any Subsidiary) so long as at the time such subsidiary is acquired or created or such investment is made (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) Holdings shall have notified the Administrative Agent of its acquisition or creation of such subsidiary or its making of such investment and its ownership interest therein and its designation thereof as an Unrestricted Subsidiary concurrently with such acquisition, creation or investment and the intended purposes of such subsidiary or investment, (iii) all transactions related thereto shall be consummated in accordance with applicable laws, (iv) Holdings and the Borrower shall be in Pro Forma Compliance, (v) none of Holdings, the Borrower or any Subsidiary shall have any contingent liability in respect thereof (other than any contingent tax liabilities in respect of which there shall exist a tax sharing agreement with the other owners of such Unrestricted Subsidiary providing for an allocation of tax liabilities and benefits customary in similar circumstances), (vi) any management or service provided by Holdings, the Borrower or any Subsidiary to such subsidiary or investment shall be provided in consideration of cash remuneration in an amount not less than could have been obtained from a third party on an arms' length basis and (vii) such subsidiary or investment shall be capitalized solely from
(A) contributions to the capital of Holdings in an aggregate amount not to exceed

$75,000,000 to be contributed substantially contemporaneously by Holdings to such Unrestricted Subsidiary, (B) investments by Persons other than Holdings, the Borrower or any Subsidiary and (C) the proceeds of Indebtedness of Persons other than Holdings, the Borrower or any Subsidiary.

          "Wholly Owned Subsidiary" of any Person shall mean a subsidiary of
           -----------------------
such Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more wholly owned subsidiaries of such Person or by such Person and one or more wholly owned subsidiaries of such Person.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Wireless Services" means broadband personal communications services
           -----------------
or cellular services provided in one or more Systems (including cellular services provided on the 850 MHz band to the extent such services constitute a Related Business).

          SECTION 1.02.  Classification of Loans and Borrowings.  For purposes
                         ---------------------------------------
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Revolving Loan").  Borrowings also may be classified and
-----
referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a
                      ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ----
Borrowing").

          SECTION 1.03.  Terms Generally.  The definitions of terms herein shall
                         ----------------
apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the words "on the date hereof," "as of the date hereof" or "the date of this Agreement" shall be construed to refer to February 3, 1998, the Agreement Date.

          SECTION 1.04.  Accounting Terms; GAAP.  (a)  Except as otherwise
                         -----------------------
expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided
                                                                      --------
that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          (b) All computations required to be made hereunder with respect to the Borrower to demonstrate compliance with any of the financial covenants contained in Section 6.12 and any computation based on "Consolidated EBITDA" (except for the computation of "Excess Cash Flow") shall be computed to give effect on a pro forma basis to any acquisition, disposition or similar event permitted by this Agreement and consummated prior to the computation as if such acquisition, disposition or other event had occurred on the first day of the relevant period. All pro forma computations required to be made hereunder giving effect to any such acquisition, disposition or similar event shall reflect on a pro forma basis such event and, to the extent applicable, the historical earnings, cash flows and expenses associated with the assets acquired or disposed of and any related incurrence or reduction of Indebtedness, but shall not take into account any projected synergies or similar benefits expected to be realized as a result of such event.


                                  ARTICLE II

                                  The Credits
                                  -----------


          SECTION 2.01.  Commitments.  Subject to the terms and conditions set
                         ------------
forth herein, each Lender agrees (a) to make Tranche A Term Loans to the Borrower during the Tranche A Availability Period in an aggregate principal amount not exceeding its Tranche A Commitment, (b) to make Tranche B Term Loans to the Borrower during the Tranche B Availability Period in a principal amount not exceeding its Tranche B Commitment, (c) to make Tranche C Term Loans to the Borrower during the Tranche C Availability Period in an aggregate principal amount not exceeding its Tranche C Commitment, and (d) to make Revolving Loans to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

          SECTION 2.02.  Loans and Borrowings.  (a)  Each Loan (other than a
                         ---------------------
Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no
           --------
Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Subject to Section 2.12, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall
                               --------
not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $2,000,000; provided
                                                                    --------
that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.18(e)(ii). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of
               --------
10 Eurodollar Borrowings outstanding.

          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date or Tranche C Maturity Date, as applicable.

          SECTION 2.03.  Requests for Borrowings.  To request a Revolving
                         ------------------------
Borrowing or Term Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

            (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing, Tranche B Term Borrowing or Tranche C Term Borrowing;

           (ii) the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

           (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

            (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

           (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

          SECTION 2.04.  Funding of Borrowings.  (a)  Each Lender shall make
                         ----------------------
each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as
                                  --------
provided in Section 2.20. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided, that ABR Revolving Loans made to finance the reimbursement of
         --------
an LC Disbursement as provided in Section 2.18(e)(ii) shall be remitted by the Administrative Agent to the Issuing Bank.

          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

          SECTION 2.05.  Interest Elections.  (a)  Each Revolving Borrowing and
                         -------------------
Term Borrowing initially shall be
of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

           (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

          (f) A Borrowing of any Class may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding Eurodollar Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

          SECTION 2.06.  Termination and Optional Reduction of Commitments.  (a)
                         --------------------------------------------------
Unless previously terminated, (i) the

Tranche A Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche A Availability Period, (ii) the Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche B Availability Period, (iii) the Tranche C Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche C Availability Period and (iv) the Revolving Commitments shall terminate on the Revolving Maturity Date.

          (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the
                                      --------
Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $2,000,000, (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.09, the sum of the Revolving Exposures would exceed the total Revolving Commitments and (iii) the Borrower may not reduce or terminate the Tranche B Commitments if any portion of the Revolving Commitments or Tranche A Commitments is outstanding.

          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice
                                                        --------
of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

          SECTION 2.07.  Repayment of Loans; Evidence of Debt.  (a)  The
                         -------------------------------------
Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in
Section 2.08 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (i) the Revolving Maturity Date and
(ii) the first Business Day after the Swingline Lender demands repayment of such Swingline Loan (or such other date as may be fixed by agreement between the Borrower and the Swingline Lender).

          (b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Agent pursuant to Section 2.18(j)) in an aggregate amount equal to such excess.

          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (e)  The entries made in the accounts maintained pursuant to paragraph
(c) or (d) of this Section shall, to the extent permitted by law, be prima facie
                                                                     ----- -----
evidence of the existence and amounts of the obligations recorded therein;

provided that the failure of any Lender or the Administrative Agent to maintain
--------
such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (f) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.08.  Automatic Revolving Commitment Reductions; Amortization
                         -------------------------------------------------------
of Term Loans.  (a)  The aggregate amount of the Lenders' Revolving Commitments
--------------
shall automatically and permanently reduce in eight consecutive quarterly reductions occurring on August 4, 2004, and on each successive date thereafter which is three months after the preceding reduction date, in the aggregate amount set forth below for each reduction:


                Reduction                           Amount
                ---------                           ------
                   1-2                           $ 5,000,000
                   ---

                   3-6                           $10,000,000
                   ---

                   7-8                           $25,000,000
                   ---

          (b) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay each of the Tranche A Term Loans and the Tranche C Term Loans in 18 consecutive quarterly installments, payable on February 4, 2002, and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

                                       Tranche A            Tranche C
        Installment                     Amount                Amount
        -----------                    ---------            ---------

            1-4                       $ 4,375,000           $ 4,375,000
            5-8                       $ 6,562,500           $ 6,562,500
            9-12                      $ 8,750,000           $ 8,750,000
           13-16                      $10,937,500           $10,937,500
           17-18                      $26,250,000           $26,250,000


          (c) Subject to adjustment pursuant to paragraph (e) of this Section, the Borrower shall repay each of the Tranche B Term Loans in 21 consecutive quarterly installments, payable on February 4, 2002, and on each successive date thereafter which is three months after the preceding installment date, in the aggregate amount set forth below for each installment:

                                       Tranche B
        Installment                     Amount
        -----------                    ---------

            1-4                       $    375,000
            5-8                       $    375,000
            9-12                      $    375,000
           13-16                      $    375,000
           17-20                      $  7,500,000
             21                       $114,000,000

          (d) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date, (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date and (iii) all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date.

          (e) If the initial aggregate amount of the Lenders' Term Commitments of any Class exceeds the aggregate principal amount of Term Loans of such Class that are made during the Tranche A Availability Period, the

Tranche B Availability Period or the Tranche C Availability Period, as the case may be, then the scheduled repayments of Term Borrowings of such Class to be made pursuant to this Section shall be reduced ratably by an aggregate amount equal to such excess. Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably.

          (f) Prior to any repayment of any Term Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term Borrowings of any Class shall be
           --------
applied to repay any outstanding ABR Term Borrowings of such Class before any other Borrowings of such Class. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

          SECTION 2.09.  Prepayment of Loans.  (a)  The Borrower shall have the
                         --------------------
right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, immediately after such Net Proceeds are received, the Borrower shall prepay Term Borrowings and the Revolving Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Incremental Term Loans, if any, and the Revolving Commitments based on their then respective amounts) equal to (i) in the case of an event described in clause (c) of the definition of "Prepayment Event", 50% of such Net Proceeds and (ii) in the case of an event described in any other clause of the definition of "Prepayment Event", 100% of such Net Proceeds.

          (c) Following the end of the fiscal year of the Borrower ending December 31, 2001 and following the end of each subsequent fiscal year, the Borrower shall prepay Term Borrowings and the Revolving Commitments shall be automatically and permanently reduced in an aggregate amount (to be applied ratably among the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Incremental Term Loans, if any, and the Revolving Commitments based on their then respective amounts) equal to 50% of Excess Cash Flow for such fiscal year. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 105 days after the end of such fiscal year).

          (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (f) of this Section; provided that each prepayment of Borrowings of
                               --------
any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. In the event of any optional or mandatory prepayment of Term Borrowings made at a time when Term Borrowings of more than one Class remain outstanding, the Borrower shall select Term Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Tranche A Term Borrowings, Tranche B Term Borrowings, Tranche C Term Borrowings and Incremental Term Borrowings, if any, pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that any
                                                               --------
Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the Net Proceeds or Excess Cash Flow that would have been applied to prepay Tranche B Term Loans but were so declined shall be applied to prepay Tranche A Term Loans, Tranche C Term Loans and Incremental Term Loans, if any, and to reduce the Revolving Commitments on a pro rata basis based on their then respective amounts.

          (e) The amount of any optional or mandatory prepayments allocated to Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Incremental Term Loans, if any, shall be applied pro rata to reduce the principal amount of the then remaining amortization installments applicable to such Loans set forth in Section 2.08. The amount of any optional or mandatory commitment reductions allocated to the Revolving Loans shall be applied pro rata to reduce the principal amount of the then remaining reductions applicable to such Commitments set forth in Section 2.08. Any reduction of the Revolving Commitments shall be accompanied by prepayment of Revolving Loans to the extent the aggregate amount of such loans outstanding exceeds the total amount of the Revolving Commitments as so reduced.

          (f) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing for which the Tranche B Lenders may make the election described in the proviso to the second sentence of Section 2.09(d), not later than 11:00 a.m., New York City time, on the Business Day before the date of prepayment and, for all other ABR Borrowings, not later than 11:00 a.m., New York City time, on the date of prepayment, and (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment, or such other time as may be agreed by the Borrower and the Swingline Lender. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that,
                                                                  --------
if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

          SECTION 2.10.  Fees.  (a)  The Borrower agrees to pay to the
                         -----
Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily unused amount of each Commitment of such Lender for each day during the period (i) with respect to any Revolving Commitment, Tranche A Commitment, or Tranche B Commitment, from and including the date hereof to but excluding the date on which such Commitment terminates and (ii) with respect to any Tranche C Commitment, from and including the Amendment Execution Date to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which any Commitments of such Lender shall expire or terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender, but the Swingline Exposure shall not be deemed to be a use of the Swingline Lender's Commitment.

          (b) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

          (d) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving

Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin as interest on Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Amendment Effective Date; provided that all such fees shall be payable on the date on which the Revolving
--------
Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 2.11.  Interest.  (a)  The Loans comprising each ABR Borrowing
                         ---------
shall bear interest at the Alternate Base Rate plus the Applicable Margin.

          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

          (c) The Loans comprising each Swingline Borrowing shall bear interest at the rate agreed by the Borrower and the Swingline Lender in accordance with
Section 2.20(b).

          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued
                                          --------
pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          SECTION 2.12.  Alternate Rate of Interest.  If prior to the
                         ---------------------------
commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (provided that the Administrative Agent shall use commercially reasonable efforts to determine whether or not the circumstances which have caused the notice, continue to exist), (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

          SECTION 2.13.  Increased Costs.  (a)  If any Change in Law shall:
                         ----------------

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

          (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition (other than a condition relating to a Tax) affecting this Agreement or Eurodollar Loans made by such Lender (or any Letter of Credit or participation therein);

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

          (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or Issuing Bank's capital or on the capital of such Lender's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or Issuing Bank's policies and the policies of such Lender's or Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender's or Issuing Bank's holding company for any such reduction suffered.

          (c) A certificate of a Lender or Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

          (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or

Issuing Bank's right to demand such compensation; provided that the Borrower
                                                  --------
shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased
----------------
costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          SECTION 2.14.  Break Funding Payments.  In the event of (a) the
                         -----------------------
payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(f) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

          SECTION 2.15.  Taxes.  (a)  Any and all payments by or on account of
                         ------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any
             --------
Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent, each Lender, and the Issuing Bank within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender, or the Issuing Bank, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, the Issuing Bank or by the Administrative Agent on its own behalf or on behalf of a Lender, or the Issuing Bank, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall, upon request, deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate, including, without limitation, if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim exemption from the U.S. Federal withholding tax under
Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents.

          (f) If the Administrative Agent or a Lender receives a refund in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.15, it shall within 30 days from the date of such receipt pay over to the Borrower (a) such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.15 with respect to the

Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and (b) interest paid by the relevant Governmental Authority with respect to such refund); provided,
                                                                     --------
however, that the Borrower, upon the request of the Administrative Agent or such
-------
Lender shall repay the amount paid over to the Borrower (plus penalties, interest or other charges) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.

          SECTION 2.16.  Payments Generally; Pro Rata Treatment; Sharing of
                         --------------------------------------------------
Setoffs.  (a)  The Borrower shall make each payment required to be made by it
--------
hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.13,
2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after 2:00 p.m. on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.13, 2.14, 2.15 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any Loan or participation in LC Disbursements as a result of which the unpaid principal portion of its Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC Disbursements shall be proportionately less than the unpaid principal portion of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC Disbursements of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC Disbursements, as the case may be, of such other Lender, so that the aggregate unpaid principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans and participations in LC Disbursements and participations in Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC Disbursements held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC Disbursements then outstanding as the principal amount of its Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if any), Revolving Loans or participations in LC

Disbursements outstanding prior to such exercise of any right of setoff or counterclaim or other event was to the principal amount of all Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Incremental Term Loans (if
any), Revolving Loans or participations in LC Disbursements outstanding prior to such exercise of any right of setoff or counterclaim or other event; provided
                                                                     --------
that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b), 2.16(d), 2.18(d) or (e) or 9.03(c), then the Administrative

Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

          SECTION 2.17.  Mitigation Obligations; Replacement of Lenders.  (a)
                         -----------------------------------------------
If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in
Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower
                                              --------
shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          SECTION 2.18.  Letters of Credit.  (a)  General.  Subject to the terms
                         ------------------       --------
and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

          (b)  Notice of Issuance, Amendment, Renewal, Extension; Certain
               ----------------------------------------------------------
Conditions.  To request the issuance of a Letter of Credit (or the amendment,
-----------
renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $25,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

          (c)  Expiration Date.  Each Letter of Credit shall expire at or prior
               ----------------
to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

          (d)  Participations.  By the issuance of a Letter of Credit (or an
               ---------------
amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Reimbursement.
               --------------

          (i) If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit and such LC Disbursement is less than $2,000,000, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (A) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (B) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt. The Administrative Agent shall notify each Revolving Lender of any LC Disbursement that is required to be reimbursed under the preceding sentence and that is not so reimbursed. Such notice shall include the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.04 with respect to Loans made by such Lender (and
     Section 2.04 shall apply, mutatis mutandis, to the payment obligations of
                               ------- --------
     the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (ii) If the Issuing Bank shall make any LC Disbursement in respect of any Letter of Credit and such LC Disbursement is greater than or equal to $2,000,000, the Borrower shall be deemed to have made an ABR Revolving Borrowing in the equivalent amount on the date of such LC Disbursement. The Administrative Agent shall notify each Revolving Lender of any ABR Revolving Borrowing that is deemed to have been made pursuant to this paragraph. Such notice shall include the principal amount in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the ABR Revolving Borrowing that is deemed to have been made, in the manner provided in
     Section 2.04, and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders.

          (f)  Obligations Absolute.  The Borrower's obligation to reimburse LC
               ---------------------
Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder.
Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the
              --------
Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (g)  Disbursement Procedures.  The Issuing Bank shall, promptly
               ------------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or
                                         --------
delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

          (h)  Interim Interest.  If the Issuing Bank shall make any LC
               -----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans;

provided that, if the Borrower fails to reimburse such LC Disbursement when due
--------
pursuant to paragraph (e) of this Section, then Section 2.11(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

          (i)  Replacement of the Issuing Bank.  The Issuing Bank may be
               --------------------------------
replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.10(d). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (j)  Cash Collateralization.  If any Event of Default shall occur and
               -----------------------
be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation
                                                   --------
to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.07(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.07(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.07(b) and no Default shall have occurred and be continuing.

          SECTION 2.19.  Incremental Term Loans.  On or prior to February 2,
                         -----------------------
2001, the Borrower may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of term loans (the "Incremental Term Loans"); provided, however, that
                            ----------------------              -------
both at the time of any such request and after giving effect to any such Incremental Term Loans, no Default shall exist and the Borrower shall be in Pro Forma Compliance with each financial covenant. The Incremental Term Loans shall
(i) be in an aggregate principal amount not in excess of $150,000,000 less the aggregate principal amount of any outstanding Subordinated Debt permitted by
Section 6.01(a)(iii), (ii) rank pari passu in right of payment and of security
                                ---- -----
with the other Loans, (iii) not be available unless the Tranche C Term Loans are fully drawn, (iv) mature not earlier than the date that is six months subsequent to the Tranche B Maturity Date, (v) have a longer average weighted life than the Tranche B Term Loans, (vi) be drawn on or prior to February 2, 2001, (vii) have such pricing as may be agreed by the Borrower and the Persons providing such Incremental

Term Loans and (viii) otherwise be treated hereunder no more favorably than the Tranche B Term Loans. Such notice shall set forth the requested amount of Incremental Term Loans, and shall offer each Lender the opportunity to offer a commitment (the "Incremental Commitment") to provide Incremental Term Loans by
                 ----------------------
giving written notice of such offered commitment to the Administrative Agent and the Borrower within a time period (the "Offer Period") to be specified in the Borrower's notice; provided, however, that no existing Lender will be obligated
                   --------  -------
to subscribe for any portion of such commitments. In the event that, at the expiration of the Offer Period, Lenders shall have provided commitments in an aggregate amount less than the total amount of the Incremental Term Loans requested by the Borrower, the Borrower shall have the right to arrange for one or more banks or other financial institutions (any such bank or other financial institution being called an "Additional Lender") to extend commitments to
                             ------------------
provide Incremental Term Loans in an aggregate amount equal to the unsubscribed amount; provided that each Additional Lender shall be subject to the approval of
        --------
the Administrative Agent (which approval shall not be unreasonably withheld); and provided further that the Additional Lenders shall be offered the
    -------- -------
opportunity to provide the Incremental Term Loans only on terms previously offered to the existing Lenders pursuant to the immediately preceding sentence. Commitments in respect of Incremental Term Loans shall become Commitments under this Agreement pursuant to an Incremental Facility Amendment executed by each of the Borrower, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Term Loans are made, of each of the conditions set forth in Section 4.02.

          SECTION 2.20.  Swingline Loans.  (a)  Subject to the terms and
                         ----------------
conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in
(i) the aggregate principal amount of outstanding Swingline Loans exceeding $5,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

          (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the Swingline Lender of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the amount of the requested Swingline Loan, the proposed interest rate (or basis of determining the interest rate) with respect to such Swingline Loan (which may not exceed the interest rate then applicable to Revolving ABR Loans), and whether such Swingline Loan is to be repayable on demand of the Swingline Lender or on an agreed date (in which case the Borrower shall specify a proposed date of repayment). The Swingline Lender shall, after confirming with the Administrative Agent that there are sufficient unused Revolving Commitments to permit such Swingline Loan, make such Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 2:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and the acting Swingline Lender, replace the acting Swingline Lender with a successor Swingline Lender; provided, that (i) the successor Swingline Lender shall be a Lender hereunder,
--------
(ii) the successor Swingline Lender shall be engaged as the primary cash management bank for the Borrower and (iii) prior to the effectiveness of the appointment of the successor Swingline Lender, all Swingline Loans payable to the retiring Swingline Lender shall be repaid.


                                  ARTICLE III

                        Representations and Warranties
                        ------------------------------

          Holdings and the Borrower represent and warrant to the Lenders that:

          SECTION 3.01.  Organization; Powers.  Each of Holdings, the Borrower
                         ---------------------
and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and to own and operate its Systems in the Service Regions, and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

          SECTION 3.02.  Authorization; Enforceability.  The Transactions
                         ------------------------------
entered into or to be entered into by each Loan Party are within such Loan Party's corporate or other organizational powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, constituted or will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.03.  Governmental Approvals; No Conflicts.  The Transactions
                         -------------------------------------
(a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings with the Securities and Exchange Commission in connection with the 11% Notes, filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules thereunder in connection with the Tower Sale, and filings necessary to perfect Liens created under the Loan Documents, (b) have not and will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) have not and will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of their assets, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) have not and will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents.

          SECTION 3.04.  Financial Condition; No Material Adverse Change.
                         ------------------------------------------------

          (a) Holdings and the Borrower have heretofore furnished to the Lenders projected consolidated balance sheets as of December 31, 1999, prepared giving effect to the Transactions as if the Transactions had occurred on such date. Such pro forma consolidated balance sheets (i) have been prepared in good faith based on the same assumptions used to prepare the pro forma financial statements included in the Information Memorandum (which assumptions are believed by the Borrower to be reasonable), (ii) are based on the best information available to the Borrower after due inquiry, (iii) accurately reflect all adjustments necessary to give effect to the Transactions and (iv) present fairly, in all material respects, the pro forma financial position of the Borrower and its consolidated Subsidiaries as of such date as if the Transactions had occurred on such date.

          (b) Except as disclosed in the financial statements referred to above or the notes thereto, in the Borrower's quarterly report filed with the Securities and Exchange Commission on Form 10-Q for the quarter ended June 30, 1999, or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Holdings, the Borrower or its Subsidiaries has, as of the Amendment Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

          (c) Since December 31, 1998, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole.

          SECTION 3.05.  Properties.  (a)  Each of the Borrower and its
                         -----------
Subsidiaries has, or with respect to assets to be purchased from a Qualified Vendor will have upon execution of the Qualified Vendor Agreement and delivery of the assets contemplated thereby, good title to, or valid leasehold interests in, all real and personal property material to its business (including its Mortgaged

Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Each of the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by the Borrower or any of its Subsidiaries as of the Effective Date after giving effect to the Transactions (other than the Tower Sale and the Additional Capital Contributions).

          (d) As of the Effective Date, neither the Borrower nor any of its Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

          SECTION 3.06.  Litigation and Environmental Matters.  (a)  There are
                         -------------------------------------
no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting Holdings, the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any Subsidiary
(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

          (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

          SECTION 3.07.  Compliance with Laws and Agreements.  Each Loan Party
                         ------------------------------------
is in compliance with (a) all laws, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to so comply would not have a Material Adverse Effect and (b) the terms of the PCS Documents and all other indentures, agreements and instruments binding upon it or its property, except, in the case of agreements, indentures and instruments other than the PCS Documents, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

          SECTION 3.08.  Investment and Holding Company Status.  No Loan Party
                         --------------------------------------
is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          SECTION 3.09.  Taxes.  Each Loan Party has filed or caused to be filed
                         ------
all Tax returns which, to the knowledge of the Borrower are required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10.  ERISA.  No ERISA Event has occurred or is reasonably
                         ------
expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.11.  Disclosure.  The Borrower has disclosed to the Lenders
                         -----------
all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contained any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date thereof; provided that, with respect to projected financial information,
              --------
the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          SECTION 3.12.  Subsidiaries; Parents.  (a)  Schedule 3.12 sets forth
                         ----------------------
the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Effective Date. Each of the License Subsidiary and the Real Property

Subsidiary is a Wholly Owned Subsidiary, and all the Capital Stock of each such Person is directly or indirectly owned by the Borrower free and clear of any Lien (other than Liens created by the Security Documents).

          (b) As of the Effective Date, the Capital Stock of Holdings will be owned as set forth on Schedule 3.12. As of the date hereof, to the best of the Borrower's knowledge, AW is a Wholly Owned Subsidiary of AT&T Corp.

          (c) As of the date hereof, there is not, and as of the Effective Date, there will not be, any issued or outstanding Capital Stock or other interest of or in Holdings, the Borrower or any of its Subsidiaries other than as described in subsections 3.12(a) and (b). Except to the extent resulting from a transaction after the Amendment Effective Date in compliance with the terms hereof, all outstanding Capital Stock of each Subsidiary of the Borrower is owned, directly or indirectly, by the Borrower or another Subsidiary, and all outstanding Capital Stock of the Borrower, is owned by Holdings, in each case free and clear of all Liens whatsoever (other than Liens created by the Security Documents).

          (d) All Licenses which are directly or indirectly held by the Borrower or any of its Subsidiaries are owned, beneficially and of record by the License Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or imposed by the Communications Act).

          (e) All Real Property Assets and Real Property-Related Equipment (other than Excluded Real Property Assets, Excluded Real Property-Related Equipment, Secured Real Property Assets and Secured Real Property-Related Equipment) which are directly or indirectly owned by the Borrower or any other Loan Party are owned, beneficially and of record by the Real Property Subsidiary, free and clear of all Liens (other than Liens under the Security Documents or Permitted Encumbrances). At least 90% of the value of (A) the Real Property Assets and (B) the Real Property-Related Equipment of the Borrower and its Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) are owned, beneficially and of record, free and clear of all Liens (other than the Liens under the Security Documents) by the Real Property Subsidiary.

          SECTION 3.13.  Absence of Non-Permitted Obligations.  None of the
                         -------------------------------------
Special Purpose Subsidiaries has any obligations or liabilities other than (a) under the Guarantee Agreement and the Security Agreement, (b) in the case of the Real Property Subsidiary, under any lease of real property or equipment which it has entered into in the ordinary course of business and for taxes incurred in the ordinary course of business which are incident to being the owner or lessee of real property and equipment, (c) under the Special Purpose Subsidiary Funding Agreements, (d) franchise and corporate taxes incurred in the ordinary course in order for it to continue to maintain its existence and (e) Guarantees of the 11% Notes and of the Subordinated Debt permitted by Section 6.01 (a)(ii) and (iii) hereof.

          SECTION 3.14.  Licenses.  (i)  The Borrower and its Subsidiaries have
                         ---------
the full use and benefit of all Licenses necessary to operate a System in the Service Regions and each other area in which the Borrower or any Subsidiary conducts a broadband personal communications services or cellular services business, (ii) such Licenses have been duly issued by the FCC, are held by the License Subsidiary or, in the case of Licenses acquired in the PCS C Block Auction, the Bidding Entity and are in full force and effect and (iii) the Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of each such License.

          SECTION 3.15.  No Burdensome Restrictions.  No Requirement of Law or
                         ---------------------------
Contractual Obligation (other than, in the case of clause (b) below, any restriction under subsection 6.08(a)) applicable to Holdings, the Borrower or any Subsidiary could reasonably be expected to (a) have a Material Adverse Effect or (b) limit the ability of any Subsidiary to pay dividends or to make distributions or advances to the Borrower or any other Subsidiary.

          SECTION 3.16.  [Intentionally Omitted].

          SECTION 3.17.  Flood Insurance.  To the extent reasonably available,
                         ----------------
the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, such flood insurance in such total amount as the Administrative Agent has from time to time reasonably required.

          SECTION 3.18.  Insurance.  Schedule 3.18 sets forth a description of
                         ----------
all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid.

          SECTION 3.19.  Labor Matters.  As of the Effective Date, there are no
                         --------------
strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. With such exceptions as could not reasonably be expected to result in a Material Adverse Effect, (i) the hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters and
(ii) all payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

          SECTION 3.20.  Solvency.  Immediately after the consummation of the
                         ---------
Transactions to occur on the Effective Date and immediately following the making of each Loan made on the Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date.

          SECTION 3.21.  FCC Compliance.  (a)  The Borrower and each Subsidiary
                         ---------------
are in compliance in all material respects with the Communications Act.

          (b) The Borrower has no knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings (other than proceedings relating to the wireless communications industries generally) of or before the FCC, which could reasonably be expected to have a Material Adverse Effect.

          (c) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modification, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect which could reasonably be expected to have a Material Adverse Effect or (ii) affects or could reasonably be expected in the future to affect any of the rights of the Borrower or the License Subsidiary under any License held by the Borrower or the License Subsidiary in any respect which could reasonably be expected to have a Material Adverse Effect.

          (d) The Borrower and the License Subsidiary have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, and all such filings were when made true, correct and complete in all material respects.

          (e) The Borrower has no reason to believe that each License of the Borrower or any Subsidiary will not be renewed in the ordinary course.

          SECTION 3.22.  Security Documents.  (a)  The Pledge Agreement is
                         -------------------
effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the Collateral is delivered to the Administrative Agent, the Pledge Agreement shall create a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Person.

          (b) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate, as updated by the Borrower from time to time in accordance with Section 5.03, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.02. Following an Event of Default, the Borrower's rights under the PCS Documents (other than the Stockholders Agreement) will be enforceable by the Lenders; provided, however,
                                                            --------  -------
that the Administrative Agent shall not assign the Network Licensing Agreement to a third party without first obtaining AW's consent.

          (c) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, and, with respect to Collateral in which a security interest cannot be perfected by such filings, upon the filing of the financing statements referred to in paragraph (b) above, the Security Agreement and such financing statements shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the date hereof).

          (d) The Mortgages are effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Borrower's right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 3.22, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by
Section 6.02.

          SECTION 3.23.  Copyrights, Trademarks, etc.  The Borrower and the
                         ----------------------------
Subsidiaries own, or are licensed to use, all copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole. The use of such copyrights, trademarks, trade names, patents, technology, know-how and processes, service marks and rights with respect to the foregoing by the Borrower and the Subsidiaries does not infringe in any material respect on the rights of any Person.

          SECTION 3.24.  Federal Regulations.  No part of the proceeds of any
                         --------------------
Loans will be used in any manner which would result in a violation of Regulation U or X of the Board as now and from time to time hereafter in effect or to buy or carry "margin stock" (as defined thereunder) or to refinance any Indebtedness incurred for such purpose.

          SECTION 3.25.  Assets and Business of Holdings.
                         --------------------------------

          (a) As of the date hereof Holdings has, and as of the Effective Date Holdings will have, no assets other than (i) the Capital Stock of the Borrower,
(ii) contract rights under the Securities Purchase Agreement and (iii) rights under the Stockholders Agreement.

          (b) Holdings is engaged in no business other than the holding of such assets and, to the extent permitted hereunder, Capital Stock of Unrestricted Subsidiaries and the incurrence of debt permitted under Section 6.01(a).

          SECTION 3.26.  Year 2000.  The Borrower is implementing a plan
                         ----------
pursuant to which it will complete any systems certifications and related upgrades or replacements

("Systems Certifications") required to permit the proper functioning, in and
  ----------------------
following the year 2000, of the Borrower's and its Subsidiaries' computer systems and equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's and its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so certified, upgraded and replaced, on or prior to October 31, 1999. The Borrower believes that the cost to the Borrower and the Subsidiaries of such Systems Certifications and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and the Subsidiaries (including, without limitation, errors in Systems Certifications and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. The Borrower believes that except for such of the Systems Certifications referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and the Subsidiaries to conduct their business without Material Adverse Effect.


                                  ARTICLE IV

                                  Conditions
                                  ----------



          SECTION 4.01. Effective Date.  The obligations of the Lenders to make
                        ---------------
Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

          (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) The Administrative Agent shall have received a favorable written opinion or opinions (addressed to the Administrative Agent and the Lenders and dated the

     Effective Date) of (i) Latham & Watkins and Kleinbard, Bell & Brecker LLP, counsel for the Borrower, which when taken together will be substantially in the form of Exhibit B-1 and (ii) Latham & Watkins, special counsel to the Borrower with respect to FCC matters, substantially in the form of Exhibit B-2 and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

          (c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Borrower and each Subsidiary Loan Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws, operating agreement or partnership agreement of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body), members or partners of the Borrower and each Subsidiary Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and
     (C) as to the incumbency and specimen signature of each officer or partner of the Borrower (or its general partner) and any Subsidiary Loan Party executing any Loan Document on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above; and (iii) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

          (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

          (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

          (f)  Special Purpose Subsidiaries.  The Borrower shall have
               -----------------------------
     transferred to a Real Property Subsidiary all Real Property Assets and Real Property-Related Equipment other than (A) Real Property Assets constituting rights under leases that as of the date hereof prohibit such transfer (without regard to any such prohibition which contains exceptions if the obligations under the applicable lease were to be assumed by the Borrower or its Subsidiaries or if the Borrower or its Subsidiaries were to take other actions which are reasonably within their power to take ("Restricted Real Property Assets")) and (B) equipment which constitutes a fixture to any Restricted Real Property Asset ("Restricted Real Property-Related Equipment") but in any event the Borrower shall have so transferred assets constituting at least 90% of the value of all Real Property Assets and Real Property-Related Equipment of the Borrower and its Subsidiaries (excluding Secured Real Property Assets and Secured Real Property-Related Equipment) as of the date hereof and provided evidence reasonably satisfactory to the Administrative Agent of the transfers described above and each of the Real Property Subsidiary and the License Subsidiary shall have entered into Special Purpose Subsidiary Funding Agreements with the Borrower.

          (g) The Pledge Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all the outstanding (i) intercompany Indebtedness owed to any Loan Party by the Borrower or any Subsidiary and
     (ii) equity interests that are owned by the Borrower or any Subsidiary Loan Party (in each case as of the Effective Date after giving effect to the

     Transactions) (A) shall have been duly and validly pledged thereunder to the Administrative Agent for the ratable benefit of the Secured Parties, and (B) certificates representing such equity interests (except that such certificates representing equity interests in a Foreign Subsidiary may be limited to 65% of the outstanding shares of such partnership interests or equity interests in such Foreign Subsidiary) and promissory notes evidencing such intercompany Indebtedness shall be in the actual possession of the Administrative Agent, accompanied by stock powers or other instruments of transfer, endorsed in blank, with respect to such certificates and such promissory notes.

          (h) The Security Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect, and all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement shall have been delivered to the Administrative Agent.

          (i) The Administrative Agent shall have received a completed Perfection Certificate (giving effect to the Transactions) dated the Effective Date and signed by an executive officer or Financial Officer of the Borrower, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

          (j) The Guarantee Agreement shall have been duly executed by the Subsidiary Loan Parties and the Administrative Agent, shall have been delivered to the Administrative Agent and shall be in full force and effect.

          (k) The Indemnity, Subrogation and Contribution Agreement shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect.

          (l) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect.

          (m) The Administrative Agent shall have received from the Borrower a photocopy, certified to be true and complete, of its Licenses for the BTAs listed in Schedule 3.14 and such Licenses shall be owned by the Borrower free and clear of all Liens other than liens imposed by the Communications Act.

          (n) The Administrative Agent shall have received from the Borrower conformed copies, certified and true and complete, of (i) the Securities Purchase Agreement, (ii) the Network License Agreement, (iii) the Stockholders Agreement, (iv) the Roaming Agreement, (v) the Resale Agreement (unexecuted) and (vi) the Special Purpose Subsidiary Funding Agreements. Each of the agreements referred to in the previous sentence (other than the Resale Agreement) shall have been duly executed and delivered on behalf of each party thereto, shall have been duly authorized thereby, and shall constitute a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer as to the accuracy of the foregoing.

          (o) To the extent not expressly contemplated in the final form of Securities Purchase Agreement or the final form of Restated Certificate of Incorporation delivered to the Administrative Agent prior to October 8, 1997, the Administrative Agent shall be satisfied with (i) the corporate and capital structure of the

     Borrower and its subsidiaries, (ii) the contributions to the Borrower's equity and (iii) all legal, tax and accounting matters related to the formation, capitalization and operations of the Borrower.

          (p) The Borrower shall have entered into or, with respect to the Qualified Vendor Agreement, will enter into by April 15, 1998, (i) supply contracts with vendors for the build out of the Network and the acquisition of related equipment, and, to the extent material, such contracts shall be reasonably satisfactory to the Lenders and (ii) such other agreements with third parties as may be reasonably necessary to the conduct of its proposed operations in accordance with its business plan.

          (q) The Borrower shall have received all scheduled cash capital contributions set forth on Schedule I to the Securities Purchase Agreement, including contributions of $45,000,000 in cash on or prior to the Effective Date as set forth therein.

          (r) Each of Holdings, the Borrower, AW and the other parties thereto shall have executed and delivered to the Administrative Agent consents to assignment ("Consents to Assignment") to the Administrative Agent for the benefit of the Secured Parties, in form and substance satisfactory to the Administrative Agent, with respect to the Securities Purchase Agreement, the Network License Agreement and such of the other PCS Documents as are requested by the Administrative Agent; provided, however, that the Consent
                                            --------  -------
     to Assignment with respect to AW shall be set forth in the Network License Agreement and, with respect to the Network License Agreement, such Consent to Assignment will not permit the Administrative Agent to assign the Network License Agreement to any Person other than the Lenders without first obtaining AW's consent.

          (s) The terms and conditions of any Subordinated Debt, if any, and the provisions of the Subordinated Debt Documents, if any, shall be satisfactory to the Lenders and the Administrative Agent shall have received copies of any Subordinated Debt Documents, if any, certified by a Responsible Officer as complete and correct.

          (t) All consents and approvals required to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained, and all applicable waiting periods and appeal periods shall have expired or, with respect to the consent of the FCC to the License Transfer (as defined in the Securities Purchase Agreement) a Final Order (as defined in the Securities Purchase Agreement) shall have been obtained, in each case without the imposition of any burdensome conditions and there shall be no governmental or judicial action, actual or threatened, that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions. To the extent contemplated by the terms of this Agreement and the Securities Purchase Agreement, the Transactions shall have been, or substantially simultaneously with the initial funding of Loans on the Effective Date shall be, consummated in accordance with the PCS Documents and applicable law, without any amendment to or waiver of any material terms or conditions of the PCS Documents not approved by the Required Lenders. The Administrative Agent shall have received copies of the PCS Documents and all certificates, opinions and other documents delivered thereunder, certified by a Responsible Officer as complete and correct and the PCS Documents shall contain no material changes adverse to the interests of the Lenders compared to the final form of such documents delivered to the Administrative Agent prior to October 8, 1997.

          (u) The Lenders shall have received pro forma consolidated balance sheets of the Borrower and Holdings as of October 31, 1997, reflecting all pro forma adjustments as if the Transactions had been consummated on such date, and such pro forma consolidated balance sheets shall be consistent in all material respects with the projections and other information previously provided to the Lenders. After giving effect to the Transactions, neither Holdings, the Borrower nor any of their Subsidiaries shall have outstanding any shares of preferred stock or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents, (ii) the Subordinated Debt and (iii) preferred stock issued to AW and the other equity investors listed on Schedules I and II to the

     Securities Purchase Agreement pursuant to the terms of the Securities Purchase Agreement.

          (v)  The Administrative Agent shall have received from the Borrower
     (i) the financial statements referred to in Section 3.04 and (ii) a certificate dated the Effective Date and duly executed by a Responsible Officer of the Borrower certifying that attached thereto is the annual budget of the Borrower for the fiscal year ending December 31, 1998 as well as a 10-year business plan of the Borrower satisfactory to the Administrative Agent with quarterly projections for at least the two-year period following the Effective Date.

          (w) There shall have been no material adverse change in the business, assets, results of operations, properties, prospects or financial condition of the Borrower and the Subsidiaries, taken as a whole, or of Holdings since October 31, 1997.

          (x) Holdings and the Borrower shall be in Pro Forma Compliance.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on the date hereof (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

          SECTION 4.02.  Each Credit Event.  The obligation of each Lender to
                         ------------------
make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, extension or renewal of such Letter of Credit, as applicable, except with respect to representations and warranties expressly made only as of the Effective Date or any other specified date which shall be true in all material respects as of such date.

          (b) At the time of and immediately after giving effect to such Borrowing or the issuance, extension or renewal of a Letter of Credit, as applicable, no Default shall have occurred and be continuing and the Borrower shall be in Pro Forma Compliance.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.


                                   ARTICLE V

                             Affirmative Covenants
                             ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

          SECTION 5.01.  Financial Statements and Other Information.  Each of
                         -------------------------------------------
Holdings and the Borrower will furnish to the Administrative Agent and each
Lender:

          (a) within 90 days after the end of each fiscal year its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PriceWaterhouseCoopers L.L.P. or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether, to his knowledge after due inquiry, a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.08 and 6.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) no more than 45 days after the commencement of each fiscal year, a detailed consolidated budget for such fiscal year, broken down by fiscal quarters (including (i) a projected summary statement of operations, (ii) a projected statement of capital expenditures and (iii) a projected statement of Indebtedness, as of the end and for each such fiscal quarter) and, promptly when available, any significant revisions of such budget;

          (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;

          (g) on an annual basis, a copy of the projections as to the performance of Holdings (excluding any Unrestricted Subsidiaries) and the Borrower, presented in a manner consistent with the projections in the Information Memorandum for the period from the date of the most recent balance sheet included in the financial statements delivered pursuant to
     (a) above through the last day of the fiscal year in which the Tranche B Maturity Date occurs, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by the management of the Borrower to be reasonable as of the date of such certificate (which shall be subsequent to the date of the most recent balance sheet included in such financial statements);

          (h) within 30 days after the end of each calendar month ending on or prior to December 31, 2000, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers at the end of the calendar month preceding such calendar month and (B) the aggregate number of Subscribers at the end of such calendar month;

          (i) within 30 days after the end of each fiscal quarter, a certificate of a Responsible Officer setting forth (A) the aggregate number of Subscribers whose service terminated during such fiscal quarter, (B) the aggregate number of Subscribers added during such fiscal quarter and (C) the revenue and system build information listed on Schedule 5.01(i);

          (j) within ten Business Days after the same are sent, a copy of any financial statement, report or notice which Holdings, the Borrower or any Subsidiary sends to any Person under or pursuant to or in connection with the Securities Purchase Agreement, the Network License Agreement, the Stockholders Agreement, the Roaming Agreement, the Resale Agreement, or any other PCS Document, the Tower Sale Asset Purchase Agreement or the commitment letters or definitive documentation for the Additional Capital Contributions, in each case if such statement, report or notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect; and, within five Business Days after the same are received by Holdings, the Borrower or any Subsidiary, copies of all notices sent to any such Person under or pursuant to or in connection with any such agreement or instrument which notice relates to an event that has resulted or could reasonably be expected to result in an Event of Default or a Material Adverse Effect;

          (k) concurrently with any delivery of financial statements under clause (a) or (b) above, a balance sheet and related statements of operations, stockholders' equity and cash flows for each Unrestricted Subsidiary for the applicable period (each of which may be unaudited); and

          (l) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, or such consolidating financial statements, or such financial statements showing the results of operations of any Unrestricted Subsidiary, as the Administrative Agent or any Lender may reasonably request.

          SECTION 5.02.  Notices of Material Events.  Upon a Responsible Officer
                         ---------------------------
having knowledge of the following, the Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Holdings, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; and

          (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.03.  Information Regarding Collateral.  (a)  The Borrower
                         ---------------------------------
will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or legal structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

          (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer of the Borrower (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

          SECTION 5.04.  Existence; Conduct of Business.  Holdings and the
                         -------------------------------
Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger,
          --------
consolidation, liquidation or dissolution permitted under Section 6.04.

          SECTION 5.05.  Payment of Obligations.  Holdings and the Borrower
                         -----------------------
will, and will cause each of its Subsidiaries to, pay its material Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.06.  Maintenance of Properties.  Holdings and the Borrower
                         --------------------------
will, and will cause each of its Subsidiaries to, maintain (i) all property necessary to the conduct of its business in good working order and condition with such exceptions as would not have a Material Adverse Effect and (ii) its accounting, software and billing systems and controls at a level consistent with the standards of other reputable wireless services providers and reasonably required in connection with the Borrower's business.

          SECTION 5.07.  Insurance.  Holdings and the Borrower will, and will
                         ----------
cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually insured against by companies engaged in the same or a similar business in the same or similar locations, and furnish to the Administrative Agent, upon written request, full information as to the insurance carried.

          SECTION 5.08.  Casualty and Condemnation.  (a)  Holdings and the
                         --------------------------
Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of any Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding.

          (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Administrative Agent is authorized to collect such Net Proceeds and, if received by Holdings, the Borrower or any Subsidiary, such Net Proceeds shall be paid over to the Administrative Agent; provided that (i) if
                                                         --------
the aggregate Net Proceeds in respect of such event (other than proceeds of business income insurance) are less than $3,000,000, such Net Proceeds shall be paid over to the Borrower unless a Default has occurred and is continuing, and
(ii) all
proceeds of business income insurance shall be paid over to the Borrower unless a Default has occurred and is continuing. All such Net Proceeds retained by or paid over to the Administrative Agent shall be held by the Administrative Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of the applicable Security Document, subject to the provisions of the applicable Security Document regarding application of such Net Proceeds during a Default.

          (c) If any Net Proceeds retained by or paid over to the Administrative Agent as provided above continue to be held by the Administrative Agent on the date that is 270 days after the occurrence of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in Section 2.09(b).

          SECTION 5.09.  Books and Records; Inspection and Audit Rights.
                         -----------------------------------------------
Holdings and the Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which entries which are accurate and complete in all material respects are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.10.  Compliance with Laws.  Holdings and the Borrower will,
                         ---------------------
and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and to comply in all material respects with all of its material Contractual Obligations (including obligations under any License).

          SECTION 5.11.  Use of Proceeds.  The proceeds of the Loans, together
                         ----------------
with the proceeds of the Initial Equity Contributions and the Subordinated Debt, if any, will be used only to fund capital expenditures related to the construction of the Network, the acquisition of Related Businesses (including acquisitions permitted by Section 6.05(m)), working capital needs of the Borrower, the investment in the Bidding Entity permitted by Section 6.05(i) and subscriber acquisition costs. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

          SECTION 5.12.  Additional Subsidiaries.  If any additional Subsidiary
                         ------------------------
is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders thereof and (a) if such Subsidiary is a Subsidiary Loan Party, the Borrower will cause such Subsidiary to become a party to the Pledge Agreement (if such Subsidiary owns capital stock or intercompany Indebtedness), the Security Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement as contemplated under each agreement, within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and (b) if any shares of capital stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged pursuant to the Pledge Agreement within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged pursuant to the Pledge Agreement may be limited to 65% of the outstanding shares of common stock of such Subsidiary).

          SECTION 5.13.  Further Assurances.  (a)  Holdings and the Borrower
                         -------------------
will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents (including opinions of local counsel in the jurisdictions in which assets of any Loan Party are located).

          (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by the Borrower or any Loan Party (other than assets held by Holdings in or through an Unrestricted Subsidiary) after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph
(a) of this Section, all at the expense of the Borrower. In addition, if (i) any License is acquired by the Borrower or any Subsidiary (other than the License Subsidiary) the Borrower will promptly transfer or cause the transfer to the License Subsidiary of such License, (ii) any Real Property Assets (other than Restricted Real Property Assets, Secured Real Property Assets and Excluded Real Property Assets) or any Real Property-Related Equipment (other than Restricted Real Property-Related Equipment, Secured Real Property-Related Equipment and Excluded Real Property Equipment) is acquired by the Borrower or any Subsidiary or with respect to the leasehold in 375 Technology Drive, Malvern, Pennsylvania, Triton Management Company Inc. ("Triton Management")
                                                        -----------------
(other than the Real Property Subsidiary) the Borrower will promptly transfer or cause the transfer of such assets to the Real Property Subsidiary and (iii) any fee interests in real property having at the time of acquisition thereof a purchase price or fair market value greater than $1,000,000 (a "Mortgaged
                                                                ---------
Property") are acquired by the Borrower or
--------
any Subsidiary after the date hereof (including Mortgaged Properties of any Person that becomes a Subsidiary or is merged with or into or consolidated with the Borrower or any Subsidiary) the Borrower will promptly create or cause to be created a first priority perfected Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties on, and pay all recording taxes, title insurance costs, survey costs and other costs in connection with such Mortgage.

          SECTION 5.14.  Interest Rate Protection.  As promptly as practicable,
                         -------------------------
and in any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter until the final maturity of all the Loans, will maintain in effect, one or more interest rate protection agreements with one or more Lenders on such terms as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 50% of the outstanding Indebtedness (other than Deeply Subordinated Debt) of the Borrower at a maximum rate reasonably acceptable to the Administrative Agent (it being understood that outstanding Indebtedness of the Borrower that bears interest at a fixed rate, including the 11% Notes and any Subordinated Debt issued pursuant to Section 6.01(a)(iii) hereof but excluding any Deeply Subordinated Debt shall be considered Indebtedness fixed at a maximum rate reasonably acceptable to the Administrative Agent.

          SECTION 5.15.  License Drop Down.  As promptly as practicable, and in
                         ------------------
any event within 90 days after the Effective Date, the Borrower shall contribute to the License Subsidiary all Licenses owned by the Borrower (including the Licenses for the BTAs listed in Schedule 3.14) and the License Subsidiary shall own such Licenses free and clear of all Liens (other than Liens imposed by the Communications Act).

          SECTION 5.16.  Business of Holdings; Immediate Contributions to the
                         ----------------------------------------------------
Borrower.  (a)  Holdings shall not engage in any business other than holding the
---------
Capital Stock of the Borrower and any Unrestricted Subsidiary and issuing Indebtedness permitted by Section 6.01.

          (b) Holdings shall cause the management, business and affairs of each of Holdings, the Subsidiaries and the Unrestricted Subsidiaries to be conducted in such a manner so that each of Holdings and the Unrestricted Subsidiaries will be perceived as a legal entity separate and distinct from one another and the Subsidiaries.

          (c) Holdings shall immediately contribute to the Borrower upon receipt
(i) any cash capital contributions (other than those permitted to be contributed to an Unrestricted Subsidiary pursuant to clause (vii) of the definition of "Unrestricted Subsidiary" and those received in connection with the Equity
Swap), (ii) any cash dividends or any other cash distributions paid or made by, and received from, any Unrestricted Subsidiary and (iii) the net proceeds of the issuance of any Indebtedness.

          SECTION 5.17.  Execution of Other Agreements.  By April 15, 1998, the
                         ------------------------------
Borrower (or a wholly owned Subsidiary) and the other parties thereto will enter into the Qualified Vendor Agreement and deliver copies thereof to the Administrative Agent.

          SECTION 5.18.  Notification of Acquisition of Additional Licenses.  As
                         ---------------------------------------------------
promptly as practicable, and in any event within 5 days after acquisition of any License, the Borrower shall notify the Administrative Agent of the acquisition of such License.


                                  ARTICLE VI

                              Negative Covenants
                              ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Holdings and the Borrower covenants and agrees with the Lenders that:

          SECTION 6.01.  Indebtedness; Certain Equity Securities.  (a)  Holdings
                         ----------------------------------------
and the Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

          (i) Indebtedness created under the Loan Documents;

          (ii) the 11% Notes;

          (iii) Subordinated Debt (other than Subordinated Debt permitted by clause (ii) or (iv) hereof) in an aggregate principal amount not to exceed $150,000,000 less the aggregate principal amount of any Incremental Term Loans outstanding; provided that the proceeds of such Subordinated Debt shall be used by the Borrower solely to fund the build-out of the Network;

          (iv) Deeply Subordinated Debt issued pursuant to the Additional Capital Contribution Commitments in an aggregate principal amount not to exceed $25,000,000;

          (v) Indebtedness of the Borrower to any Subsidiary (other than any Special Purpose Subsidiary) and of any Subsidiary (other than any Special Purpose Subsidiary) to the Borrower or any other Subsidiary (other than any Special Purpose Subsidiary); provided that Indebtedness of any Subsidiary
                                  --------
     that is not a Loan Party to the Borrower or any Subsidiary Loan Party shall be subject to Section 6.05;

          (vi) Guarantees by the Borrower of Indebtedness of any Subsidiary (other than any Special Purpose Subsidiary) and by any Subsidiary (other than any Special Purpose Subsidiary) of Indebtedness of the Borrower or any other Subsidiary (other than any Special Purpose Subsidiary); provided that
                                                                   --------
     Guarantees by the Borrower or any Subsidiary Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.05;

          (vii) Indebtedness of the Borrower or any Subsidiary (other than a Special Purpose Subsidiary) incurred to finance the acquisition from a Qualified Vendor or other equipment vendor reasonably acceptable to the Administrative Agent of cellular equipment and ancillary services required for the buildout of the Network pursuant to a purchase agreement between Triton PCS Equipment Company, L.L.C. and such Qualified Vendor to be entered into by April 15, 1998 (the "Qualified Vendor Agreement") or a
                                          --------------------------
     purchase agreement with such other equipment vendor; provided that the
                                                          --------
     aggregate principal amount of such Indebtedness shall not exceed $65 million at any time outstanding;

          (viii) Capital Lease Obligations of the Borrower or any Subsidiary (other than any Special Purpose Subsidiary) incurred (i) in connection with the Tower Sale pursuant to the Tower Sale Asset Purchase Agreement or (ii) pursuant to the Build-to-Suit Agreement (as defined in the Tower Sale Asset Purchase Agreement);

          (ix) Indebtedness (other than Indebtedness described in (vii) or
     (viii) above) of the Borrower or any Subsidiary (other than any Special Purpose Subsidiary) incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that such Indebtedness is incurred prior to or within 90
              --------
     days after such acquisition or the completion of such construction or improvement and shall not exceed $20,000,000 in aggregate principal amount at any time outstanding;

          (x) Indebtedness incurred to refinance any senior secured Indebtedness; provided that (x) such refinancing Indebtedness (a) shall not
                   --------
     have a greater outstanding principal amount, an earlier maturity date or a decreased weighted average life than the Indebtedness refinanced (b) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable to the Lenders than, the Subordinated Debt and (y) the proceeds of such Indebtedness shall be used solely to repay the senior secured Indebtedness refinanced thereby and fees and expenses in connection therewith;

          (xi) to the extent that the accrual of dividends with respect to the Series A Preferred Stock would be considered Indebtedness, the accrual of dividends with respect to such Series A Preferred Stock; provided that no
                                                              --------
     dividends may be paid in respect thereof under any circumstances prior to the date that is six months after the Tranche B Maturity Date;

          (xii) the lease by Triton Management of the property located at 375 Technology Drive, Malvern, Pennsylvania; and

          (xiii) other unsecured Indebtedness of the Borrower and the Subsidiaries (other than any Special Purpose Subsidiary); provided that the
                                                               --------
     aggregate principal amount of such Indebtedness shall not exceed $5,000,000 at any time outstanding.

          (b) Holdings and the Borrower will not, and will not permit any Subsidiary to, issue any preferred stock (other than (i) preferred stock of Holdings issued pursuant to the terms of the Securities Purchase Agreement and the Preferred Stock Agreement and (ii) preferred stock issued to Holdings or Persons (or Affiliates thereof) owning capital stock of Holdings on the Effective Date) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of capital stock of Holdings, the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock, except for the obligation of Holdings to repurchase unvested rights to Common Stock in an amount not to exceed $2,000 in the aggregate. No preferred stock issued by Holdings, the Borrower or any Subsidiary shall be mandatorily redeemable or subject to mandatory purchase by the Borrower or any Subsidiary, and no dividends may be paid (it being understood that dividends may accrue) in respect thereof, under any circumstances prior to November 4, 2007.

          SECTION 6.02.  Liens.  Holdings and the Borrower will not, and will
                         ------
not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

          (i) Liens created under the Loan Documents;

          (ii) Permitted Encumbrances;

          (iii) any Lien on any property or asset of the Borrower or any Subsidiary (other than the License Subsidiary or the Real Property Subsidiary) existing on the date hereof and set forth in Schedule 6.02; provided that (A) such Lien shall not apply to any other property or asset
     --------
     of the Borrower or any Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof;

          (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that
                                                                --------
     (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

          (v) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such security
                                        --------
     interests secure Indebtedness permitted by clause (ix) of Section 6.01(a),
     (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

          (vi) Liens on assets leased to the Borrower or any Subsidiary pursuant to the Tower Sale Asset Purchase Agreement; provided, that such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

          (vii) Liens on assets acquired from a Qualified Vendor or other equipment vendor reasonably acceptable to the Administrative Agent securing Indebtedness permitted by clause (vii) of Section 6.01(a) incurred to finance the acquisition of such assets; provided, however, that (i) such Qualified
                                 --------  -------
     Vendor or other equipment vendor reasonably acceptable to the Administrative Agent and the Collateral Agent, on behalf of the Secured Parties, enter into an intercreditor agreement or joint security agreement providing for the sharing of the security interest in such assets on terms satisfactory to the Administrative Agent and (ii) the Borrower or a wholly owned Subsidiary has title to such assets; and

          (viii) Liens on the Capital Stock of Unrestricted Subsidiaries.


          SECTION 6.03.  Sale and Lease-Back Transactions.  The Borrower will
                         ---------------------------------
not, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose as the property being sold or transferred, other than the Tower Sale.

          SECTION 6.04.  Fundamental Changes.  (a)  Holdings and the Borrower
                         --------------------
will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary (other than a License Subsidiary or a Real Property Subsidiary) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary (other than a License Subsidiary or a Real Property Subsidiary) may merge into any Subsidiary (other than the License Subsidiary or the Real Property Subsidiary) in a transaction in which the surviving entity is a Wholly Owned Subsidiary, (iii) any Subsidiary (other than a License Subsidiary or a Real Property Subsidiary) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (iv) the

Bidding Entity may merge with or into any License Subsidiary in a transaction in which a Wholly Owned License Subsidiary is the surviving corporation.

          (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage in any business other than businesses of the type conducted or contemplated to be conducted by the Borrower and its Subsidiaries on the Amendment Effective Date and Related Businesses.

          SECTION 6.05.  Investments, Loans, Advances, Guarantees and
                         --------------------------------------------
Acquisitions.  The Borrower will not, and will not permit any of its
-------------
Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

          (a) Permitted Investments;

          (b) investments existing on February 3, 1998, to the extent such investments would not be permitted under any other clause of this Section;

          (c) investments by the Borrower and its Subsidiaries (other than the License Subsidiary or the Real Property Subsidiary) in the capital stock of their Subsidiaries; provided that any such shares of capital stock held by
                         --------
     a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to common stock of a Foreign Subsidiary referred to in Section 5.12) and no investments may be made in Subsidiaries that are not Loan Parties;

          (d) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; provided that
                                                                --------
     any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Pledge

     Agreement and no loans or advances may be made to Subsidiaries that are not Loan Parties;

          (e) Guarantees constituting Indebtedness permitted by Section 6.01; provided that a Subsidiary shall not Guarantee any Subordinated Debt unless
     --------
     (A) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (B) such Guarantee of Subordinated Debt is subordinated to such Guarantee of the Obligations on terms no less favorable to the Lenders than the subordination provisions of the Subordinated Debt and (C) such Guarantee of Subordinated Debt provides for the release and termination thereof, without action by any party, upon any release and termination of such Guarantee of the Obligations;

          (f) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (g) (i) the purchase of assets contemplated by the Myrtle Asset Purchase Agreement (without giving effect to any amendments to or waivers of the Myrtle Asset Purchase Agreement (other than such amendments or waivers that are not adverse in a material respect to the interests of the Lenders)) and (ii) the purchase of assets contemplated by the Norfolk Asset Purchase Agreement (without giving effect to any amendments to or waivers of the Norfolk Asset Purchase Agreement (other than such amendments or waivers that are not adverse in a material respect to the interests of the Lenders));

          (h) the acquisition of the AW Swap Licenses in connection with the consummation of the AW Pops Swap;

          (i) the investment of up to $2,800,000 in the Bidding Entity; provided that (i) all Capital Stock and debt securities of the Bidding Entity owned by a Loan Party are pledged pursuant to the Pledge Agreement and (ii) all agreements entered into between the Bidding Entity and any Loan Party are assigned to the Administrative Agent, as agent for the Lenders as collateral;

          (j) investments in the Capital Stock of the Marketing Affiliate, the consideration for which consists of the transfer of the SunCom trademark; provided that (i) all such Capital Stock is pledged pursuant to the Pledge Agreement and (ii) all agreements entered into between the Marketing Affiliate and any Loan Party are assigned to the Administrative Agent, as agent for the Lenders as collateral; provided, further, that if an Event of
                                          --------  -------
     Default exists, the Lenders may enforce the Loan Parties' rights with respect to such Capital Stock and agreements but may transfer such Capital Stock and assign such agreements to third parties only after obtaining any required consents from the equity holders (other than any Loan Party) in the Marketing Affiliate, such consents not to be unreasonably withheld;

          (k) loans or advances made to employees in an aggregate amount not to exceed $2,000,000 at any time outstanding;

          (l) buy-backs of Capital Stock of Holdings from employees upon death or termination of employment in an aggregate amount not to exceed $1,000,000 during any fiscal year of the Borrower; and

          (m) acquisitions of or investments in Persons engaged in Related Businesses so long as (i) the consideration paid in connection with all such acquisitions or investments consists solely of cash and/or Capital Stock of Holdings with an aggregate value not in excess of $30,000,000 and
     (ii) Holdings, the Borrower and the Subsidiaries shall be in Pro Forma Compliance after giving effect to any such acquisition or investment.

          SECTION 6.06.  Asset Sales.  Holdings and the Borrower will not, and
                         ------------
will not permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset (other than assets of Holdings constituting an Unrestricted Subsidiary), including any capital stock, nor will the Borrower permit any of its Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except in the case of the Borrower and its Subsidiaries:

          (a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers and dispositions to the Borrower or a Subsidiary;

     provided that any such sales, transfers or dispositions involving a
     --------
     Subsidiary that is not a Loan Party shall be made in compliance with
     Section 6.09;

          (c) sales, transfers and dispositions of assets (other than capital stock of a Subsidiary) that are not permitted by any other clause of this Section; provided that the aggregate fair market value of all assets sold,
              --------
     transferred or otherwise disposed of in reliance upon this clause (c) shall not exceed $5,000,000 during any fiscal year of the Borrower;

          (d) the sale to AW of the Exchanged Licenses contemplated by the definition of AW Pops Swap;

          (e) the transfer of the SunCom trademark to the Marketing Affiliate;
     and

          (f) the Tower Sale;

provided that all sales, transfers, leases and other dispositions permitted
--------
hereby (other than those permitted in clauses (d) and (e) above) shall be made for fair value and solely for cash consideration.

          SECTION 6.07.  Hedging Agreements.  Holdings and the Borrower will
                         -------------------
not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any

Subsidiary is exposed in the conduct of its business or the management of its liabilities.

          SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness.
                         ------------------------------------------------------
(a) The Borrower will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, provided that no distribution referred to in this clause (ii) shall be
       --------
permitted to be made by any Special Purpose Subsidiary if any Default or Event of Default shall have occurred and be continuing or would result therefrom,
(iii) the Borrower may make Restricted Payments, not exceeding $1,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (iv) if no Default has occurred and is continuing, the Borrower may make Restricted Payments to Holdings (A) to fund, as and when due, payments of regularly scheduled interest and principal in respect of any Indebtedness incurred by Holdings that is permitted by Section 6.01(a), other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof, and, (B) to fund, as and when due, payments in respect of taxes, audit fees and directors and officers insurance premiums incurred by Holdings (to the extent fairly allocable to the business of the Borrower and the Subsidiaries rather than the business of the Unrestricted Subsidiaries) in an aggregate amount not to exceed $3,000,000 (or such higher amount as the Administrative Agent may agree) during any fiscal year of the Borrower.

          (b) Holdings and the Borrower will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness, except:

          (i) payment of Indebtedness created under the Loan Documents;

          (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted by Section 6.01(a), other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

          (iii) refinancings of Indebtedness to the extent permitted by Section 6.01;

          (iv) payment of secured Indebtedness permitted by Section 6.01(a) that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (v) returns of deposits or advances in the ordinary course of business;

          (vi) payment made to satisfy the Borrower's reimbursement obligations under any Letters of Credit issued hereunder;

          (vii) payments under Guarantees of obligations of Persons other than Holdings, the Borrower and the Subsidiaries that are permitted under
     Section 6.01; and

          (viii) regularly scheduled rent payments in respect of any Capital Lease Obligations that are permitted under Section 6.01.

          SECTION 6.09.  Transactions with Affiliates.  Holdings and the
                         -----------------------------
Borrower will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to Holdings, the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among Holdings, the Borrower and the Subsidiary Loan Parties not involving any other Affiliate, (c) the transactions contemplated by the Preferred Stock Agreement and the Norfolk Asset

Purchase Agreement, (d) the AW Pops Swap and (e) any Restricted Payment permitted by Section 6.08.

          SECTION 6.10.  Restrictive Agreements.  The Borrower will not, nor
                         -----------------------
will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not
                                  --------
apply to restrictions and conditions imposed by law or by any Loan Document or Subordinated Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause
(a) of the foregoing shall not apply to customary provisions in leases and other agreements restricting the assignment thereof.

          SECTION 6.11.  Amendment of Material Documents.  Holdings and the
                         --------------------------------
Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to material Indebtedness, (b) its certificate of incorporation, by-laws or other organizational documents, (c) the Special Purpose Subsidiary Funding Agreements, (d) the PCS Documents, (e) the Tower Sale Asset Purchase Agreement, (f) the Additional Capital Contributions Commitments and (g) the definitive documentation for the Additional Capital Contributions, in the case of clauses (a), (b), (c), (e), (f) and (g) above, in a manner adverse to the interests of the Lenders and, in the case of clause (d) above, in a manner that could be adverse in a material respect to the interests of the Lenders provided that, if requested by the
                                        --------
Borrower, the Administrative Agent will review any contemplated amendment or waiver of such debt or other agreements and promptly advise the Borrower if such amendment or waiver could be adverse to the interests of the Lenders.

          SECTION 6.12.  Financial Covenants.  (a)  Senior Debt to Total
                         --------------------       --------------------
Capital.  Holdings and the Borrower will not permit the ratio of Senior Debt to
--------
Total Capital in each case on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed .50 to 1; provided, however, that if (i)
                                               --------  -------
all Unfunded Commitments (as defined in the Securities Purchase Agreement) have been contributed in full in cash to the Borrower and (ii) Covered Pops meet or exceed 60% of the aggregate number of Pops within the Licensed Territory (as defined in the Network License Agreement) then the ratio of Senior Debt to Total Capital may exceed .50 to 1 but shall not exceed .55 to 1 on or prior to December 31, 2000 and thereafter shall not be limited.

          (b)  Total Debt to Total Capital.  Holdings and the Borrower will not
               ----------------------------
permit the ratio of Total Debt to Total Capital in each case on any day on which a Borrowing occurs and the last day of each fiscal quarter to exceed (i) on or prior to March 31, 2005, .75 to 1 and (ii) thereafter, .70 to 1.

          (c)  Capital Expenditures.  The Borrower will not permit Capital
               ---------------------
Expenditures of the Borrower and its Subsidiaries for any period set forth below to exceed the sum set forth opposite such period:

        Period                                                                                          Amount
        ------                                                                                          ------
        Date of formation through
        December 31, 1998                                                                             $275,000,000
        January 1, 1999 - December 31, 1999                                                           $375,000,000
        January 1, 2000 - December 31, 2000                                                           $250,000,000
        January 1, 2001 - December 31, 2001                                                           $175,000,000
        January 1, 2002 - December 31, 2002                                                           $100,000,000

; provided, that any permitted amount which is not expended in any of the
  --------
periods specified above (other than the period from the date of formation through December 31,

1998) may be carried over for expenditure in the immediately subsequent period.

          (d)  Covered Pops.  The Borrower will not permit Covered Pops as a
               -------------
percentage of the total number of Pops in the Service Regions on or after any date set forth below to be less than the percentage set forth opposite such date.

Date                                                   Minimum Covered Pops
----                                                   --------------------
June 30, 1999                                                40%
June 30, 2000                                                60%
June 30, 2001                                                75%
June 30, 2002 and thereafter                                 80%

          (e)  Aggregate Service Revenue.  The Borrower will not permit
               --------------------------
Aggregate Service Revenue for any period of four consecutive fiscal quarters ending on or after any date set forth below and prior to January 1, 2001 to be less than Aggregate Service Revenue set forth opposite such date.

                                                  Minimum Aggregate
Date                                               Service Revenue
---------------------------------------------  ------------------------
June 30, 1999                                                15,000,000
December 31, 1999                                            60,000,000
June 30, 2000                                               125,000,000
December 31, 2000                                           190,000,000

          (f)  Subscribers.  The Borrower will not permit the number of
               ------------
Subscribers on or after any date set forth below and prior to January 1, 2001 to be less than the number of Subscribers set forth opposite such date:

Date                                                              Minimum Subscribers
-----                                                             --------------------
December 31, 1999                                                         155,000
June 30, 2000                                                             210,000
December 31, 2000                                                         295,000

          (g)  Senior Debt to Annualized Adjusted EBITDA.  Holdings and the
               ------------------------------------------
Borrower will not permit the ratio of (i) Senior Debt outstanding on any day from and including (a) the last day of any fiscal quarter set forth below through (b) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized Adjusted EBITDA for the period ending on the date referred to in clause (i)(a) above to exceed the ratio set forth opposite such date:

Fiscal Quarter Ending On                                                      Ratio
------------------------                                              --------------------------
March 31, 2000                                                              14.0 to 1
June 30, 2000                                                                8.0 to 1
September 30, 2000                                                           8.0 to 1
December 31, 2000                                                            7.0 to 1
March 31, 2001                                                               6.0 to 1
June 30, 2001                                                                5.0 to 1

          (h)  Total Debt to Annualized Adjusted EBITDA.  Holdings and the
               -----------------------------------------
Borrower will not permit the ratio of (i) Total Debt outstanding on any day from and including (a) the last day of any fiscal quarter set forth below through (b) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized Adjusted EBITDA for the period ending on the date referred to in clause (i)(a) above to exceed the ratio set forth opposite such date:

Fiscal Quarter Ending On                                                       Ratio
------------------------                                                     ---------
September 30, 2000                                                           23.0 to 1
December 31, 2000                                                            17.0 to 1
March 31, 2001                                                               14.0 to 1
June 30, 2001                                                                12.0 to 1
September 30, 2001                                                           10.0 to 1

          (i)  Senior Debt to Annualized EBITDA.  Holdings and the Borrower will
               ---------------------------------
not permit the ratio of (i) Senior Debt outstanding on any day from and including (a) the last day of any fiscal quarter set forth below through (b) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(a) above to exceed the ratio set forth opposite such date:

Fiscal Quarter Ending On                                                        Ratio
------------------------                                                     -----------
September 30, 2001                                                             9.0 to 1
December 31, 2001                                                              7.0 to 1
March 31, 2002                                                                 7.0 to 1
June 30, 2002                                                                  6.0 to 1
September 30, 2002                                                             5.0 to 1
December 31, 2002                                                              4.0 to 1
March 31, 2003                                                                 4.0 to 1
June 30, 2003                                                                  4.0 to 1
September 30, 2003                                                             3.0 to 1
December 31, 2003 and thereafter                                               3.0 to 1

          (j)  Total Debt to Annualized EBITDA.  Holdings and the Borrower will
               --------------------------------
not permit the ratio of (i) Total Debt outstanding on any day from and including
(a) the last day of any fiscal quarter set forth below through (B) the day immediately preceding the last day of the immediately following fiscal quarter to (ii) Annualized EBITDA for the period ending on the date referred to in clause (i)(a) above to exceed the ratio set forth opposite such date:

Fiscal Quarter Ending On                                                    Ratio
------------------------                                                 ------------
December 31, 2001                                                           19.0 to 1
March 31, 2002                                                              17.0 to 1
June 30, 2002                                                               14.0 to 1
September 30, 2002                                                          11.0 to 1
December 31, 2002                                                            8.0 to 1
March 31, 2003                                                               8.0 to 1
June 30, 2003                                                                8.0 to 1
September 30, 2003                                                           6.0 to 1
December 31, 2003                                                            6.0 to 1
March 31, 2004                                                               6.0 to 1
June 30, 2004                                                                6.0 to 1
September 30, 2004 and thereafter                                            4.5 to 1

          (k)  Interest Coverage Ratio.  Holdings and the Borrower will not
               ------------------------
permit the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending on any date or during any "Test Period" set forth below to (ii) Cash Interest Expense for such period to be less than the ratio set forth opposite such date or Test Period:

Date or Test Period                                                                     Ratio
-------------------                                                                -------------
March 31, 2002 - June 30, 2002                                                        1.50 to 1
September 30, 2002                                                                    1.75 to 1
December 31, 2002 - June 30, 2005                                                     2.00 to 1
September 30, 2005 and thereafter                                                     2.25 to 1

          (l)  Fixed Charges Ratio.  Holdings and the Borrower will not permit
               --------------------
the ratio of (i) Consolidated EBITDA for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below to Fixed Charges for such period to be less than the ratio set forth opposite such Test Period.

Test Period                                                                           Ratio
-----------                                                                        -----------
September 30, 2002 - June 30, 2003                                                  1.00 to 1
September 30, 2003 and thereafter                                                   1.10 to 1


          SECTION 6.13.  Liabilities of Special Purpose Subsidiaries.  The
                         --------------------------------------------
Borrower will not:

          (a) permit the License Subsidiary to incur, assume or permit to exist any liabilities (other than under the Guarantee Agreement and the Security Agreement and the Communications Act and taxes and other liabilities incurred in the ordinary course in order to maintain its existence or Guarantees of 11% Notes and of the Subordinated Debt permitted by Section 6.01(a)(ii) and (iii) hereof) or to engage in any business or activities other than the holding of Licenses; provided that a License Subsidiary may hold an asset which is to be
          --------
immediately transferred in accordance with Section 5.13(b) hereof; or

          (b) permit the Real Property Subsidiary to incur, assume or permit to exist any liabilities (other than under the Guarantee Agreement and the Security Agreement and other liabilities incurred in the ordinary course of business which are incident to being the lessee of real property or the purchaser, owner or lessee of equipment and taxes and other liabilities in the ordinary course in order to maintain its existence or Guarantees of the 11% Notes and of the Subordinated Debt permitted by Section
6.01 (a)(ii) and (iii) hereof) or to engage in any business or activities other than the owning or leasing, as lessee, of Real Property Assets and the leasing, as lessor, or, as the case may be, subleasing, as sublessor, thereof to the Borrower or another Subsidiary, and the owning of Real Property-Related Equipment constituting fixtures thereto and the leasing thereof to the Borrower or another Subsidiary.


                                  ARTICLE VII

                               Events of Default
                               -----------------

          If any of the following events ("Events of Default") shall occur:
                                           -----------------

          (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Holdings or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of the Borrower and Holdings), 5.11 or 5.16(b) or in Article VI;

          (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

          (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g)
                                               --------
     shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money to the extent not covered by insurance in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Loan Party or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

          (m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Pledge Agreement or the Administrative Agent's failure to file necessary continuation financing statements or make required filings with the Patent and Trademark Office of the United States after delivery to the Administrative Agent by the Borrower of executed copies of such financing statements and filings; provided, that if the failure of any such Lien to be valid and perfected is
     --------
     amenable to cure without materially disadvantaging the position of the Administrative Agent and the Lenders as secured parties, the failure of such Lien to be valid and perfected shall not constitute a default under this clause (m) if the Borrower shall have cured such failure within 30 days after notice from the Administrative Agent (or such shorter period as may be reasonable under the circumstances and is specified by the Administrative Agent in such notice).

          (n) any of the Security Documents shall cease to be or shall be asserted by any Loan Party not to be in full force and effect;

          (o) the Guarantee Agreement shall cease to be or shall be asserted by any Loan Party not to be in full force and effect or the Borrower;

          (p) a Change in Control shall occur;

          (q) the failure of the Borrower to make any payments required to be made to the FCC or any other Governmental Authority with respect to any License held by the Borrower or any Subsidiary or any Indebtedness or other payment obligations relating thereto as and when due which failure could reasonably be expected to lead to the loss, termination, revocation, non-renewal or material impairment of any License or otherwise result in a Material Adverse Effect;

          (r) any termination (prior to the expiration of its term), revocation or non-renewal by the FCC of one or more Licenses of the Borrower or its Subsidiaries;

          (s) the Borrower's right to use any "AT&T" trademark pursuant to the Network License Agreement shall terminate (it being understood that, on or after February 4, 2003, neither the non-renewal of the Network License Agreement by AW nor the termination of the Network License Agreement by AW as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder);

          (t) the loss by any Loan Party of any rights to the benefit of, or the occurrence of any default or the termination of any rights under, any application, marketing or other material agreements, which loss, occurrence or termination could reasonably be expected to affect in a material and adverse respect the Borrower's ability to satisfy its obligations to the Lenders hereunder or to result in a Material Adverse Effect (it being understood that, on or after the date which is five years from the Effective Date, neither the non-renewal of the Network License Agreement by AW nor the termination of the Network License Agreement by AW as a result of a Disqualifying Transaction (as defined in the Stockholders Agreement) shall constitute an Event of Default hereunder);

          (u) the failure of any party to the Securities Purchase Agreement or the Stockholders Agreement to comply with any funding or contribution obligation under such Agreement and such failure shall continue unremedied for a period of 30 days;

          (v)  On or prior to December 31, 1999, Holdings shall not have either
     (i) executed definitive documentation with respect to the Additional Capital Contributions on terms satisfactory to the Administrative Agent or
     (ii) received Net Proceeds of at least $75,000,000 from an initial public offering of its equity securities;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the

Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.


                                 ARTICLE VIII

                           The Administrative Agent
                           ------------------------

          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrower (which consent shall not be unreasonably withheld), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.


                                  ARTICLE IX

                                 Miscellaneous
                                 -------------

          SECTION 9.01.  Notices.  Except in the case of notices and other
                         --------
communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower or Holdings, to it c/o Triton Communications L.L.C., 375 Technology Drive, Malvern, Pennsylvania 19355, Attention of David Clark and Daniel E. Hopkins (Telecopy No. 610-933-2683);

     with copies to

          Klienbard, Bell & Brecker LLP
          1900 Market Street, Suite 700
          Philadelphia, PA 19103
          Attn:  Howard Davis and Ralph Mauro
          Telecopy:  215-568-0140
     and

          Dow Lohnes & Albertson, PLLC
          1200 New Hampshire, N.W., Suite 800
          Washington, D.C.  20036
          Attn:  Timothy J. Kelley
          Telecopy:  202-776-2222

          (b) if to the Administrative Agent or the Issuing Bank, to The Chase Manhattan Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Rana Khan (Telecopy No. (212) 552-5700), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Tracey Ewing (Telecopy No. (212) 270-4584; and

          (d) if to the Swingline Lender, to it at the address notified to the Borrower and the Administrative Agent; and

          (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

          SECTION 9.02.  Waivers; Amendments.  (a)  No failure or delay by the
                         --------------------
Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided
                                                                        --------
that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan, or the required date of reimbursement of any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release any Subsidiary Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or a substantial part of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders to decline mandatory prepayments as provided in Section 2.09, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans; provided further that (A) no such agreement shall
                             ----------------
amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties of the Lenders holding one particular Class of Loans but not of Lenders holding any other Class of Loans under this Agreement may be effected by an agreement or agreements in writing entered into by the Borrower and the Lenders who hold the requisite percentage in interest of such affected Class of Loans.

          SECTION 9.03.  Expenses; Indemnity; Damage Waiver.  (a)  The Borrower
                         -----------------------------------
shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including due diligence expenses and the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

          (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each
                                           ----------
Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any failure of the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such
                                                         --------
indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph
(a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense
                                          --------
or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in its capacity as such and provided, further, that payments by the
                                         --------  -------
Lenders to the Administrative Agent pursuant to this sentence shall be returned to the Lenders to the extent the Borrower subsequently pays such unpaid amount. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

          (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

          (e) All amounts due under this Section shall be payable promptly after written demand therefor.

          SECTION 9.04.  Successors and Assigns.  (a)  The provisions of this
                         -----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations

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under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment
                          --------
to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment
(which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a
Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise
                   ----------------
required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to

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

the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

          (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                     --------
the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (e) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's
                                       --------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall

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remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or
                                        --------
instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

          (f) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

          (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of
                                   --------
a security interest shall release a Lender from any of its obligations

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

hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

          SECTION 9.05.  Survival.  All covenants, agreements, representations
                         ---------
and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

          SECTION 9.06.  Counterparts; Integration; Effectiveness.  This
                         -----------------------------------------
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be

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binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.07.  Severability.  Any provision of this Agreement held to
                         -------------
be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 9.08.  Right of Setoff.  If an Event of Default shall have
                         ----------------
occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Any Lender exercising a set-off pursuant to this
Section 9.08 shall give notice thereof to the Borrower as soon as reasonably practicable thereafter.

          SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of
                         --------------------------------------------------
Process.  (a)  This Agreement shall be construed in accordance with and governed
--------
by the law of the State of New York.

          (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any

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

action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

          (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 9.10.  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES,
                         ---------------------
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,

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

SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 9.11.  Headings.  Article and Section headings and the Table
                         ---------
of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

          SECTION 9.12.  Confidentiality.  Each of the  Administrative Agent,
                         ----------------
the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from Holdings or
                  -----------
the Borrower relating to Holdings or the Borrower or their business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower
          --------
after the date hereof, such information is clearly identified at the time of delivery

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

as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                                      167